                                ESSEX CORPORATION


                                  EXHIBIT 10.25


                              FLEX LEASE AGREEMENT


                                     BETWEEN


                                  PHL-OPCO, LP,

                                   AS LANDLORD


                                       AND


                               ESSEX CORPORATION,

                                    AS TENANT


                                    RIVERS 95
                               COLUMBIA, MARYLAND

                              FLEX LEASE AGREEMENT


                                     BETWEEN

                                  PHL-OPCO, LP,
                                   AS LANDLORD

                                       AND

                               ESSEX CORPORATION,
                                    AS TENANT


                                    RIVERS 95
                               COLUMBIA, MARYLAND
                                     (6010)





RWO/06010-007   100300                                        29347.4

                                TABLE OF CONTENTS


                                                                          PAGE

1.       BASIC LEASE DEFINITIONS, EXHIBITS AND ADDITIONAL DEFINITIONS.........1

2.       GRANT OF LEASE.......................................................3

3.       RENT.................................................................3

4.       PERMITTED USE AND OCCUPANCY..........................................4

5.       UTILITIES AND COMMON AREAS...........................................5

6.       REPAIRS..............................................................5

7.       ALTERATION OF THE PREMISES...........................................6

8.       LIENS................................................................6

9.       INSURANCE............................................................6

10.      DAMAGE OR DESTRUCTION................................................7

11.      WAIVERS AND INDEMNITIES..............................................7

12.      CONDEMNATION.........................................................8

13.      ASSIGNMENT AND SUBLETTING............................................8

14.      PERSONAL PROPERTY....................................................9

15.      END OF TERM..........................................................9

16.      ESTOPPEL CERTIFICATES................................................9

17.      TRANSFERS OF LANDLORD'S INTEREST....................................10

18.      RULES AND REGULATIONS...............................................10

19.      PARKING.............................................................10

20.      TENANT'S DEFAULT AND LANDLORD'S REMEDIES............................10

21.      LANDLORD'S DEFAULT AND TENANT'S REMEDIES............................12

22.      SECURITY DEPOSIT....................................................12

23.      BROKERS.............................................................12

24.      LIMITATIONS ON LANDLORD'S LIABILITY.................................12

25.      NOTICES.............................................................12

26.      MISCELLANEOUS.......................................................13

27.      EXISTING LEASES.....................................................13




Exhibit A       Premises
Exhibit B       Landlord's Work
Exhibit C       Occupancy Estoppel Certificate
Exhibit D       Rules and Regulations
Exhibit E       Tenant's Work/Construction Guidelines



RWO/06010-007   100300                -i-                              29347.4

                              FLEX LEASE AGREEMENT
                                    RIVERS 95
                               COLUMBIA, MARYLAND
                                     (6010)

         THIS LEASE AGREEMENT ("Lease") is entered into as of the Date, and by and between the Landlord and Tenant, identified in Section 1.1 below.

1.       BASIC LEASE DEFINITIONS, EXHIBITS AND ADDITIONAL DEFINITIONS

1.1 BASIC LEASE DEFINITIONS. In this Lease, the following defined terms have the meanings indicated:

(a)      "Date" means OCTOBER 3, 2000.

(b)      "Landlord" means PHL-OPCO, LP, a Delaware limited partnership.

(c)      "Tenant" means ESSEX CORPORATION, A VIRGINIA CORPORATION.

(d) "Premises" means those premises CONSISTING OF APPROXIMATELY 17,655 SQUARE FEET IN THE BUILDING LOCATED AT 9150 GUILFORD Road, as depicted on EXHIBIT A.

(e) "Building" means the land, Common Areas (defined below), and other improvements known as and located at the following
address:                           RIVERS 95
                                   9130 TO 9160 GUILFORD ROAD
                                   COLUMBIA, MD   21046

(f) "Permitted Use" means GENERAL OFFICE PURPOSES AND ACTIVITIES RELATED THERETO; RECEIVING, STORING, SHIPPING, LIGHT MANUFACTURING, AND SELLING (OTHER THAN AT RETAIL) PRODUCTS, MATERIALS, AND MERCHANDISE MADE OR DISTRIBUTED BY TENANT; AND OFFICE AND ADMINISTRATIVE PURPOSES DIRECTLY RELATED THERETO; and for no other purpose.

(g)      "Projected Delivery Date" means N/A.

(h)      "Delivery Deadline" means N/A.

(i)      "Commencement Date" means NOVEMBER 1, 2000.

(j) "Term" means the duration of this Lease, which will be approximately FIVE years, beginning on the Commencement Date and ending on OCTOBER 31, 2005 (the "Expiration Date"), unless terminated earlier or extended further as provided in this Lease. The Term will also include any exercised renewal or extension of this Lease.

(k)    "Base Rent" means the Rent payable according to Section 3.1, as follows:

               LEASE YEAR(S)            MONTHLY BASE RENT       ANNUAL BASE RENT

           11/1/00 TO 10/31/01             $17,655.00              $211,860.00
           11/1/01 TO 10/31/02             $18,184.65              $218,215.80
           11/1/02 TO 10/31/03             $18,730.19              $224,762.27
           11/1/03 TO 10/31/04             $19,292.10              $231,505.14
           11/1/04 TO 10/31/05             $19,870.89              $238,450.30

(l) "Security Deposit" means $17,655.00 (OF WHICH $10,000.00 IS BEING CREDITED PURSUANT TO THE EXISTING LEASE (DEFINED BELOW)).

(m)      "Tenant's Share" means 16.13%.

(n)      "Landlord's Rent Address" means:       PHL-OPCO, LP/6010
                                                c/o Receipts 9 Account
                                                Newark Post Office
                                                P.O. Box 35359
                                                Newark, NJ   07193-5359

(o)      "Landlord's Notice Address" means:

           PHL-OPCO, LP                             PHL-OPCO, LP
           c/o DLJ Real Estate Capital Partners     c/o BetaWest, Ltd.
           277 Park Avenue                          1050 17th Street, Suite 1000
           New York, NY   10172                     Denver, CO   80265
           Attention:  Mr. Dang Phan, Director      Attention:  Asset Management
                             of Asset Management

(p)      "Tenant's Address" means:       ESSEX CORPORATION
                                         9150 GUILFORD ROAD
                                         COLUMBIA, MD   21046
                                         Attention: Chief Administrative Officer

(q)      "Guarantor" means:  NONE.

(r)      "Brokers"  means the  following brokers  who will be paid by  Landlord:
CB RICHARD ELLIS, INC.(LANDLORD'S BROKER) AND TRANSWESTERN(TENANT'S BROKER); and the following brokers who will be paid by Tenant: NONE.

(s)      "Exhibits" means those exhibits listed in Section 26.17 below.

1.2 ADDITIONAL DEFINITIONS. In addition to those terms defined in Section 1.1 and other sections of this Lease, the following defined terms when used in this Lease have the meanings indicated:

(a)"ADA" means the American with Disabilities Act, as amended from time to time.

(b) "Additional Rent" means all amounts required to be paid by Tenant under this Lease in addition to Base Rent, including, without limitation, Tenant's Share of Taxes and Common Area Expenses.

(c) "Affiliates" means, with respect to any party, any persons or entities that own or control, are owned or controlled by, or are under common ownership or control with, such party and such party's and each of such other person's or entity's

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respective  officers,  directors,  shareholders,  partners,  venturers, members, managers, agents and employees. For purposes of this definition, a party is "owned" by anyone that owns more than 50% of the equity interests in such party and a party is "controlled" by anyone that owns sufficient voting interests to control the management decisions of such party.

(d) "Common Areas" means parking areas, sidewalks, roofs, loading platforms, service areas, landscaped areas, drainage facilities, signs, curbing, refuse containers, stairways, elevators, escalators, restrooms, lounges, Building offices and other interior and exterior common and public areas located at the Building as may be designated by Landlord for the nonexclusive use in common by Tenant, Landlord and other tenants, and their customers, employees, agents, licensees and invitees.

(e) "Common Area Expenses" means all costs (other than those expressly excluded below) incurred or accrued during each calendar year according to generally accepted accounting principles for operating, managing, administering, equipping, securing, protecting, insuring, heating, cooling, ventilating, lighting, repairing, replacing (including without limitation replacement of the Building roof(s)), renewing, cleaning, maintaining, removing snow, decorating, painting (including painting of the exterior of the Building), resurfacing of any parking area, inspecting, and providing water, sewer, and other energy and utilities to the Building and Common Areas; Landlord's total costs for all insurance covering the Building, the costs of all deductibles paid by Landlord, management fees calculated according to the management agreement between Landlord and its managing agent (provided that if Landlord elects to discontinue the services of a managing agent, Common Area Expenses will include, instead of management fees, administrative fees calculated in the same manner as management fees were calculated under the management agreement in effect for the Building for the last year such agreement was in effect); fees and expenses (including reasonable attorneys' fees) incurred in contesting the validity of any Laws that would cause an increase in Common Area Expenses; depreciation on personal property and moveable equipment which is or should be capitalized on Landlord's books; and costs of replacements and improvements (whether capital or not AND INCLUDING, WITHOUT LIMITATION, ROOF REPLACEMENT) that are incurred by Landlord (except as expressly excluded below, such costs will be charged in annual installments over the useful economic life of such improvements together with interest, at the average Prime Rate in effect during each such calendar year. Without limiting the generality of the foregoing, Common Area Expenses will include the cost to Landlord of: premiums for insurance policies whether under master or blanket policies or separate policies and will include, without limitation, premiums for the policies described in Section 9.1. IN THE EVENT THAT THE BUILDING IS COMPRISED OF ONE OR MORE BUILDINGS, LANDLORD WILL ALLOCATE BUILDING-SPECIFIC COMMON AREA EXPENSES FOR EACH INDIVIDUAL BUILDING PRO RATA AMONG THE TENANTS OF SUCH BUILDING. EACH TENANT'S SHARE OF COMMON AREA EXPENSES WILL ALSO INCLUDE SUCH TENANT'S PRO RATA SHARE OF NON-BUILDING-SPECIFIC COMMON AREA EXPENSES ALLOCATED PRO RATA AMONG EACH BUILDING BASED ON THE SQUARE FOOTAGE OF SUCH BUILDING OVER THE SQUARE FOOTAGE OF ALL BUILDINGS COMPRISING THE BUILDING. Common Area Expenses will not include (1) mortgage principal or interest; (2) ground lease payments; (3) leasing commissions; (4) costs of advertising space for lease in the Building; (5) costs for which Landlord is reimbursed by insurance proceeds or from tenants of the Building (other than such tenants' regular contributions to Common Area Expenses); (6) the costs of constructing additional buildings or additions to existing buildings at the Building; (7) legal fees incurred for negotiating leases or collecting rents; and (8) costs directly and solely related to the maintenance and operation of the entity that constitutes the Landlord, such as accounting fees incurred solely for the purpose of reporting Landlord's financial condition. Should any of such services be furnished by any other tenant of the Building pursuant to any agreements between such other tenant and Landlord, then the amount paid by Landlord to such other tenant will be deemed to be a cost of Landlord included with the other Common Area Expenses.

(f) "Declaration" means any declaration of covenants or reciprocal easement agreements recorded against the Building, as the same may be adopted, amended, supplemented, or superseded from time to time.

(g) "Delivery  Date" means N/A.

(h) "Encumbrance" means any ground lease, first mortgage, or first deed of trust now or later encumbering the Building and all their renewals, modifications, supplements, consolidations, and replacements.

(i) "Environmental Laws" means the Resource Conservation and Recovery Act of 1976, 42 U.S.C.ss.ss.6901, et seq.; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss.ss.9601, et seq. (including the so-called "Superfund" amendments thereto); the Clean Water Act,33 U.S.C.ss.ss.1251, et seq.; the Hazardous Materials Transportation Act,49 U.S.C.ss.ss.5101, et seq. (formerly 49 U.S.C.ss.ss.1801, et seq.); the Toxic Substances Control Act, 15 U.S.C.ss.ss.2601, et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.ss.ss.136, et seq.; the Atomic Energy Act of 1954, 42 U.S.C.ss.ss. 2011, et seq.; and any other applicable Laws governing or pertaining to any hazardous substances, hazardous wastes, chemicals or other materials, including, without limitation, asbestos, polychlorinated biphenyls, radon, petroleum and any derivative thereof or any common law theory based on nuisance or strict liability.

(j) "Hazardous Substance" means any substance, chemical or material declared to be, or regulated as, hazardous or toxic under any Environmental Law or the presence of which may give rise to liability under any Environmental Law.

(k) "Landlord's Work" has the meaning set forth on EXHIBIT B.
                                                   ---------

(l) "Laws" means any and all present or future federal, state or local laws, statutes, ordinances, rules, regulations or orders of any and all governmental or quasi-governmental authorities having jurisdiction.

(m) "Lease Year" means each successive period of 12 calendar months during the Term, ending on the same day and month (but not year, except in the case of the last Lease Year) as the day and month on which the Expiration Date will occur. If the Commencement Date is not the first day of a month, the first Lease Year will be greater than 12 months by the number of days from the Commencement Date to the last day of the month in which the Commencement Date occurs.

(n) "Leasehold Improvements" means the interior improvements constructed in the Premises by Tenant from time to time pursuant to Article 7 and EXHIBIT E.
                                                               ---------

(o) "Lender" means the ground lessor of any ground lease, the mortgagee of any mortgage or the beneficiary of any deed of trust, that constitutes an Encumbrance.

(p) "Prime Rate" means the rate of interest announced from time to time by The Chase Manhattan Bank, or any successor to it, as its prime rate. If The Chase Manhattan Bank, or any successor to it, ceases to announce a prime rate, Landlord will designate a reasonably comparable financial institution for purposes of determining the Prime Rate.

(q) "Rent" means the Base Rent, Additional Rent, and all other amounts required to be paid by Tenant under this Lease.

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

(r) "Taxes" means the amount incurred or accrued during each calendar year according to generally accepted accounting principles for that portion of the following items that is allocable to the Building: all ad valorem real and personal property taxes and assessments, special or otherwise, levied upon or with respect to the Building, the personal property used in operating the Building, and the rents and additional charges payable by tenants of the Building, and imposed by any taxing authority having jurisdiction; all taxes, levies and charges which may be assessed, levied or imposed in replacement of, or in addition to, all or any part of ad valorem real or personal property taxes or assessments as revenue sources, and which in whole or in part are measured or calculated by or based upon the Building, the leasehold estate of Landlord or the tenants of the Building, or the rents and other charges payable by such tenants; capital and place-of-business taxes, and other similar taxes assessed relating to the Common Areas; and any reasonable expenses incurred by Landlord in attempting to reduce or avoid an increase in Taxes, including, without limitation, reasonable legal fees and costs. Taxes will not include any net income taxes of Landlord. Tenant acknowledges that Taxes may increase during the Term and that if the Building is currently subject to a Taxes abatement program and such program ceases to benefit the Building during the Term, Taxes will increase.

(s)      "Tenant's Work" has the meaning set forth on EXHIBIT B.
                                                      ---------

2.       GRANT OF LEASE

2.1 DEMISE. Subject to the terms, covenants, conditions and provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the nonexclusive right to use the Common Areas, for the Term and Permitted Use specified herein.

2.2 QUIET ENJOYMENT. Landlord covenants that during the Term upon paying the Rent, Tenant will have quiet and peaceable possession of the Premises, subject to the terms, covenants, conditions and provisions of this Lease, and Landlord will not disturb such possession except as expressly provided in this Lease.

2.3 RESERVATION BY LANDLORD. Landlord specifically excepts and reserves to itself the roof, the space below the floor slab, and the exterior portions of the Premises, and the right to install, maintain, use, repair and replace pipes, ductwork, conduits, utility lines, columns and wires in the area between the roof and any drop ceiling, through column space and partitions, in or beneath the floor slab or above or below the Premises which service other parts of the Building, SUBJECT TO TENANT'S REASONABLE SECURITY NEEDS. LANDLORD AND TENANT WILL COOPERATE IN SCHEDULING ANY WORK BY LANDLORD WHICH REQUIRES EXERCISE OF LANDLORD'S RIGHTS UNDER THIS SECTION.

2.4 CONDITION OF THE PREMISES. Except as otherwise provided on EXHIBIT B, (a) when Tenant takes possession of the Premises it will be conclusive evidence of Tenant's acceptance of the Premises in good order and satisfactory condition, appropriate for Tenant's Permitted Use; (b) Tenant agrees that no representations with respect to the condition of the Premises and that no promises to decorate, alter, repair or improve the Premises either before or after execution of this Lease, have been made by Landlord or its agents except as expressly set forth in this Lease; and (c) Tenant accepts the Premises in an "as is" condition at the time of Tenant's taking of possession. Tenant will perform all of Tenant's Work in the Premises in accordance with Article 7 and EXHIBIT E to this Lease.

3.       RENT

3.1 BASE RENT. Commencing on the Commencement Date and then throughout the Term, Tenant will pay Landlord Base Rent according to the following provisions. Base Rent during each Lease Year (or portion of a Lease Year) will be payable in monthly installments in the amount specified for such Lease Year (or portion) in
Section 1.1(k), in advance, on or before the first day of each and every month during the Term. However, if the Term commences on other than the first day of a month or ends on other than the last day of a month, Base Rent for such month will be appropriately prorated. Tenant covenants to pay all Rent when due to Landlord's Rent Address, or to such other place of which Landlord notifies Tenant from time to time, and to observe and perform all of the terms, covenants and conditions applicable to Tenant in this Lease. TENANT FURTHER AGREES THAT THE COVENANT TO PAY RENT IS AN INDEPENDENT COVENANT, NOT SUBJECT TO ABATEMENT, OFFSET, OR DEDUCTION, except as expressly provided in this Lease.

3.2 PAYMENT OF COMMON AREA EXPENSES AND TAXES. Commencing on the Delivery Date, Tenant agrees to pay Landlord, as Additional Rent, in the manner provided below, for each calendar year that contains any part of the period from the Delivery Date through the Expiration Date, Tenant's Share of Common Area Expenses and Taxes for such calendar year.

(a) ESTIMATED PAYMENTS. Prior to or as soon as practicable after the beginning of each calendar year, Landlord will notify Tenant of Landlord's estimate of Tenant's Share of Common Area Expenses and Taxes for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant will pay to Landlord, in advance, 1/12 of the sum of such estimated amounts; provided that until such notice is given with respect to the ensuing calendar year, Tenant will continue to pay on the basis of the prior calendar year's estimate until the month after the month in which such notice is given. In the month Tenant first pays based on Landlord's new estimate, Tenant will pay to Landlord 1/12 of the difference between the new estimate and the prior year's estimate for each month which has elapsed since the beginning of the current calendar year. If at any time or times it appears to Landlord that Tenant's Share of Taxes or Common Area Expenses for the then-current calendar year will vary from Landlord's estimate by more than 5%, Landlord may, by notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year will be based upon the revised estimate.

(b) ANNUAL SETTLEMENT. As soon as practicable after the close of each calendar year, Landlord will deliver to Tenant its statement of Tenant's Share of Common Area Expenses and Taxes for such calendar year. If, on the basis of such statement, Tenant owes an amount that is less than the estimated payments previously made by Tenant for such calendar year, Landlord will either refund such excess amount to Tenant or credit such excess amount against the next payment(s), if any, due from Tenant to Landlord. If, on the basis of such statement, Tenant owes an amount that is more than the estimated payments previously made by Tenant for such calendar year, Tenant will pay the deficiency to Landlord within 30 days after the delivery of such statement. If this Lease commences on a day other than the first day of a calendar year or terminates on a day other than the last day of a calendar year, Tenant's Share of Taxes and Common Areas Expenses applicable to the calendar year in which such commencement or termination occurs will be prorated on the basis of the number of days within such calendar year that are within the Term.

(c) FINAL PAYMENT. Tenant's obligation to pay Tenant's Share of Common Area Expenses and Taxes which is accrued but not paid for periods prior to the expiration or early termination of the Term will survive such expiration or early termination. Prior to or as soon as practicable after the expiration or early termination of the Term, Landlord may submit an invoice to Tenant stating Landlord's estimate of the amount by which Tenant's Share of Common Area Expenses and Taxes through the date of such expiration or early termination will exceed Tenant's estimated payments for the calendar year in which such expiration or termination has occurred or will occur. Tenant will pay the amount of any such excess to Landlord within 30 days after the date of Landlord's invoices.

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3.3 TAX CONTESTS.  Landlord agrees to use reasonable efforts to contest Taxes in a manner similar to efforts being pursued by landlords of similar commercial office or flex space properties containing similar tenants in the metropolitan area of the Building; provided, however, in the event Landlord reasonably believes that the savings resulting from any such tax contest would be less than the costs incurred in connection therewith, Landlord will not be required to conduct any tax contest. Tenant will not contest Taxes. Landlord will pay to Tenant, Tenant's proportionate share of any refund in Taxes received by Landlord for a calendar year for which Tenant paid Taxes hereunder, net of Landlord's costs of obtaining such refund.

3.4 TENANT'S TAXES. Tenant will pay, before delinquency, all taxes assessed or levied upon its occupancy of the Premises, or upon Tenant's leasehold improvements, trade fixtures, furnishings, equipment, or other personal property of Tenant located on the Premises, and any other taxes (including, without limitation, sales taxes and employee withholding taxes) which, if unpaid, could become a lien or charge against any such property. When possible, Tenant will cause such leasehold improvements, trade fixtures, furnishings, equipment, or other personal property to be assessed and billed separately from the property of Landlord. In addition, Tenant will reimburse Landlord upon demand for any and all taxes payable by Landlord if Landlord is charged such taxes due to (a) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises; (b) upon or measured by Rent; (c) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Premises; and (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. If it is not lawful for Tenant to reimburse Landlord, the Base Rent payable to Landlord under this Lease will be revised to yield to Landlord the same net rental after the imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax.

3.5 LATE PAYMENTS. To compensate Landlord for its additional cost of processing late payments, for any payment of Rent which is not received within 10 DAYS 5 days after it is due, Tenant will pay a late charge of 2% of the late payment, but not less than $100 or more than $1,500. In addition, all amounts payable under this Lease by Tenant to Landlord, if not paid when due, will bear interest from the due date until paid at the lesser of the highest interest rate permitted by law or 5% in excess of the then-current Prime Rate.

3.6 RIGHT TO ACCEPT PAYMENTS. No receipt by Landlord of an amount less than Tenant's full amount due will be deemed to be other than payment "on account," nor will any endorsement or statement on any check or any accompanying letter effect or evidence an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any right of Landlord. No payments by Tenant to Landlord after the expiration or other termination of the Term, or after the giving of any notice (other than a demand for payment of money) by Landlord to Tenant, will reinstate, continue or extend the Term or make ineffective any notice given to Tenant prior to such payment. After notice or commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of Rent due under this Lease, and such receipt will not void any notice or in any manner affect any pending suit or any judgment obtained.

4.       PERMITTED USE AND OCCUPANCY

4.1 PERMITTED USE. Tenant agrees to use and occupy the Premises only for the Permitted Use and for no other purpose without the prior written consent of Landlord.

4.2      COMPLIANCE.

(a) USE. Tenant agrees to use the Premises in a safe, careful and proper manner, and to comply, at Tenant's expense, with all Laws applicable to Tenant's use, occupancy or alteration of the Premises and with any Laws that require any alterations to the Premises or the portion of the Building immediately adjacent to the Premises due to Tenant's status under such Laws, including, without limitation, the ADA. If, due to the nature or manner of any use or occupancy of the Premises by Tenant, any improvements or alterations to the Premises or Building are required to comply with any Laws, or with requirements of
Landlord's insurers, then Tenant will pay all costs of the required improvements, alterations or changes in services. Tenant will not keep anything within the Premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the Premises or other part of the Building. Tenant will pay, as Additional Rent and upon demand of Landlord, any such increased premium cost due to Tenant's use or occupation of the Premises. Tenant will not cause, maintain or permit any nuisance or waste in or about the Premises and will keep the Premises free of debris, and anything of a dangerous, noxious, toxic or offensive nature or which could create a fire hazard or undue vibration, heat, noise, fumes, vapors or odors. Tenant will not do or permit anything which interferes with the transmission or reception of microwave, television, radio, telephone or other communication signals from antennae or other facilities in the Building. If any item of equipment, building material or other property brought into the Building by Tenant or on Tenant's request causes a dangerous, noxious, toxic or offensive effect (including an environmental effect) and in Landlord's reasonable opinion such effect will not be permanent but will only be temporary and is able to be eliminated, then Tenant will not be required to remove such item, provided that Tenant promptly and diligently causes such effect to be eliminated, pays for all costs of elimination and indemnifies Landlord against all liabilities arising from such effect.

(b) HAZARDOUS MATERIALS. Landlord and Tenant agree that, during the Term, each will comply with all Laws, including, without limitation, all Environmental
Laws, governing, and all procedures established by Landlord for, the use, abatement, removal, storage, disposal or transport of any Hazardous Substances and any required or permitted alteration, repair, maintenance, restoration, removal or other work in or about the Premises or Building that involves or affects any Hazardous Substances. No Hazardous Substances will be stored, used, released, produced, processed or disposed in, on or about, or transported to or from, the Premises or Building by Tenant or its subtenants, or any of their respective agents, employees, contractors or invitees, without first obtaining Landlord's express written consent (any Hazardous Substances which are stored, used, released, produced, processed or disposed in, on or about, or transported to or from, the Premises or Building by any of such persons or entities are called "Tenant's Hazardous Substances"). However, normal quantities of Tenant's Hazardous Substances customarily used in related office or cleaning activities (such as copier and cleaning chemicals) may be stored and used at the Premises without Landlord's prior written consent. If such approval is granted, any such use, storage, or production of the Hazardous Substances shall be done in compliance with all Environmental Laws. Tenant, at its expense, will take all action necessary to restore the Building and Premises to the condition existing prior to the introduction of Tenant's Hazardous Substances, whether such action is required by any governmental authority in order to comply with applicable Laws or by Landlord in order for Landlord to make the same economic use of the Building and Premises as Landlord could have made prior to the introduction of Tenant's Hazardous Substances. Such action may include, without limitation, the investigation of the environmental condition of the Building or Premises, the preparation of remediation plans or feasibility studies and the performance of cleanup, remedial, removal or restoration work. Tenant will obtain Landlord's written approval before undertaking any action required by this Section 4.2(b), which approval will not be unreasonably withheld so long as the proposed actions will not have an avoidable material and adverse effect on the Building. Each party will indemnify and hold the other and the other's Affiliates harmless from and against any and all claims, costs and liabilities (including reasonable attorneys' fees)

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arising out of or in connection  with any breach by  such party of its covenants under this Section 4.2(b). The parties' obligations under this Section 4.2(b) will survive the expiration or early termination of the Term.

4.3 SIGNS AND DISPLAYS. Tenant will not place, cause or permit to be placed and maintained on the exterior of the Premises any sign, awning, or other advertising matter, unless previously approved by Landlord in Landlord's sole discretion, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises without Landlord's prior written consent, which may be withheld for any reason. All articles in the interior of the Premises visible from the exterior, including, without limitation, window displays, advertising matter, signs, merchandise and store fixtures, will be maintained subject to the approval of Landlord, and Tenant will immediately upon order from Landlord remove all or any part of such articles and arrangements that are reasonably objectionable to Landlord, or take such other action with reference thereto as Landlord may direct. NOTWITHSTANDING THE FOREGOING, AS OF THE DATE OF THIS LEASE, LANDLORD HAS APPROVED TENANT'S EXISTING SIGNAGE.

5.       UTILITIES AND COMMON AREAS

5.1 UTILITIES. Tenant will pay for all electricity, gas, water, sewer or other utility service provided to the Premises from and after the Delivery Date. If any utility service to the Premises (such as, e.g., water or sewer service) is not measured by a separate meter for the Premises but rather by a common meter that measures the service provided to two or more premises in the Building, then Landlord will pay the charges based on readings from such common meter and Tenant will pay Landlord, as Additional Rent within 10 days after demand, Tenant's pro rata share of such charges. Such pro rata share will be determined by dividing the rentable area of the Premises by the total rentable area of all premises served by such common meter. The charge for domestic water and trash compactor usage will be reasonably determined by Landlord if provided by Landlord and will be payable in advance on a monthly basis. Periodically, at the request of either Landlord or Tenant, Tenant's usage will be reviewed and an adjustment will be made in the monthly charge to reflect changes in the cost to Landlord or in Tenant's volume of usage. Neither Landlord, nor any company, firm, or individual operating, maintaining, managing, or supervising the plant or facilities furnishing utilities, or any of their respective agents, beneficiaries, or employees, will be liable to Tenant or any of Tenant's employees, agents or anyone claiming through or under Tenant, for any damages, injuries, losses, expenses, claims, or causes of action, because of any interruption, curtailment or discontinuance nor shall any such interruption, curtailment or discontinuance be deemed an eviction or disturbance of Tenant's use or possession of the Premises or any part thereof, nor relieve Tenant from full performance of Tenant's obligations under this Lease.

5.2 HVAC. Tenant will pay the cost for all heating, air conditioning and ventilation service provided to the Premises, including the cost of maintenance, repair, and replacement of same, including, without limitation, rooftop units. Tenant will maintain a preventative maintenance contract on the HVAC units in the Premises, which contract will provide for periodic maintenance in accordance with the manufacturer's specifications, by a contractor approved by Landlord. Tenant will deliver to Landlord a copy of such maintenance contract on or before the Commencement Date and each anniversary of the Commencement Date during the Term. In the event Tenant fails to maintain such preventative maintenance contract, Landlord, at its option, may arrange for such a preventative maintenance contract for the HVAC units; provided, however, Landlord has notified Tenant of such failure of Tenant to comply with the maintenance requirements set forth herein and Tenant has failed to cure such noncompliance within 30 days from receipt by Tenant of Landlord's notice, in which event the cost of such preventative HVAC maintenance will be billed directly to Tenant and will be paid within 10 days of receipt of invoice therefor. Landlord reserves the right to obtain preventative maintenance contracts on all the HVAC units on the Building and to include the cost in Common Area Expenses.

5.3 USE OF COMMON AREAS. Subject to the applicable sections of this Lease, the Declaration and all matters of record, Landlord grants Tenant the nonexclusive right during the Term to use, and to permit its agents, employees, customers and invitees to use, in common with Landlord and others granted the use thereof, (a) the Common Areas for the purpose of vehicular parking and (b) the Common Areas for the purpose of pedestrian and vehicular ingress, egress and access to, from and between the Premises, the Building and any public right-of-way that may be accessed from the boundaries of the Building. Tenant will not cause or permit its agents, employees or suppliers to cause any obstructions of the Common Area. Tenant's right to use and permit others to use the Common Area is limited to normal use for parking and access as described above. In no event may Tenant use the Common Areas for any other purpose without first obtaining Landlord's written consent, which consent may be withheld in Landlord's sole discretion and, if granted, may be subject to such conditions and to the scope, time and manner of use as Landlord may impose.

5.4 OPERATION OF COMMON AREAS. Except to the extent an owner or occupant of the Building or an adjacent property may be responsible, Landlord will operate, manage, and maintain the Common Areas and will maintain the Common Areas in accordance with the standard from time to time prevailing for comparable commercial office and flex space in the metropolitan area in which the Building is located. Landlord reserves the right from time to time to change the Common Areas of the Building, provided that no such change will cause the Building to have less parking spaces available to it (including both parking spaces on the Building and those on property adjacent to the Building that are made available to tenants and customers of the Building by the Declaration, an easement or similar arrangement) than required by law. Landlord reserves the right to use the Common Areas for such promotions, exhibitions and similar uses as Landlord reasonably deems in the best interests of the Building and its tenants. Landlord may temporarily close parts of the Common Area for such periods of time as may be necessary for (a) temporary use as a work area in connection with the construction of buildings or other improvements within the Building or contiguous property; (b) repairs or alterations in or to the Common Areas to any utility facilities; (c) preventing the public from obtaining prescriptive rights in or to the Common Areas; (d) emergency or added safety reasons; or (e) performing such other acts as in Landlord's reasonable judgment are appropriate for the proper operation or maintenance of the Building; provided, however, that Landlord will in all such cases minimize to the extent reasonably possible any interference with Tenant's business.

5.5 SECURITY. Tenant will be responsible for any security services to the Premises, but Tenant will only use security services approved by Landlord, in Landlord's reasonable discretion. In no event will Landlord be liable to Tenant, and Tenant hereby waives any claim against Landlord, for (a) any entry of third parties into the Premises or the Building; (b) any damage or injury to persons or property; or (c) any loss of property in or about the Premises or the Building, occurring as a result of any unauthorized or criminal acts of third parties, regardless of any action, inaction, failure, breakdown, malfunction or insufficiency of the security services provided by Landlord.

6.       REPAIRS

6.1 LANDLORD MAINTENANCE AND REPAIRS. Landlord will keep the exterior supporting walls, foundations, roof, sprinkler system and down spouting of the Premises and Building, as applicable, in reasonable repair, provided that Tenant will pay Tenant's Share of the cost of such repairs as part of the Common Area Expenses as provided in this Lease.

6.2 TENANT'S MAINTENANCE AND REPAIRS. Subject to the terms of Articles 4, 10, and 12, Tenant will, at Tenant's own expense and at all times during the Term, maintain the Premises, all windows and doors to the Premises, and Tenant's furnishings, equipment, personal property, and trade fixtures in the Premises, and any mechanical, plumbing, electrical, heating, ventilating, air

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

conditioning and the mechanical installations serving the Premises ("Equipment"), whether or not in or under the floor slab or on the roof of the Premises, in good working order, clean condition, and repair and in a condition that complies with all applicable Laws, including, without limitation, the replacement of the Equipment, fixtures and all broken glass (with glass of the same size and quality), at Tenant's expense. Tenant will also be responsible for the cost of repairing all damage to the Premises, Building, or Common Areas (or any equipment or fixtures in or serving the same) caused by Tenant or its subtenants, or any of their respective agents, employees, contractors, customers or invitees. All work done by Tenant or its contractors (which contractors will be subject to Landlord's reasonable prior written approval) is subject to Landlord's approval and must be done in a first-class workmanlike manner using only grades of materials at least equal in quality to the materials being replaced and will comply with all insurance requirements and all applicable Laws. Tenant will not overload the floor slab, electrical wiring and ventilation or utilities serving the Premises or located within the Premises and will install at Tenant's sole expense, after first obtaining Landlord's written approval, any additional electrical wiring that may be required in connection with Tenant's apparatus, equipment or fixtures.

6.3 FAILURE TO MAINTAIN PREMISES. If Tenant fails to perform any of its obligations under Section 6.2, then Landlord may perform such obligations and Tenant will pay as Additional Rent to Landlord the cost of such performance, including an amount sufficient to reimburse Landlord for overhead and supervision, within 10 days after the date of Landlord's invoice. For purposes of performing such obligations, or to inspect the Premises, Landlord may enter the Premises upon not less than 2 days' prior notice to Tenant (except in cases of actual or suspected emergency, in which case no prior notice will be required) without liability to Tenant for any loss or damage incurred as a result of such entry, provided that Landlord will take reasonable steps in connection with such entry to minimize any disruption to Tenant's business or Tenant's use of the Premises.

6.4 NOTICE OF DAMAGE. Tenant will notify Landlord promptly after Tenant learns of (a) any fire or other casualty in the Premises or the Common Areas; (b) any damage to or defect in the Premises, Building, or Common Areas, including any fixtures or equipment in or serving the same, which was caused by Tenant or its subtenants, or their respective agents, employees, contractors or invitees, or for the repair of which Landlord might be responsible; and (c) any damage to or defect in any parts or appurtenances of the Equipment located in or passing through the Premises.

7. ALTERATION OF THE PREMISES. Tenant may, from time to time, at its own expense make non-structural changes, additions, and improvements to the Premises to better adapt the same to its business, provided that any such change, addition, or improvement is approved by Landlord (which approval will not be unreasonably withheld) and is otherwise made in accordance with EXHIBIT E. All changes, additions and improvements to the Premises, whether temporary or permanent in character, made or paid for by Landlord or Tenant will, without compensation to Tenant, become Landlord's property upon installation. FOR ALL ALTERATIONS AFTER THE DATE OF THIS LEASE, if at the time Landlord consents to their installation, Landlord requests or approves the removal by Tenant of any such changes, additions or improvements upon termination of this Lease, Tenant will remove the same upon termination of this Lease as provided in Section 15.1. All other changes, additions and improvements will remain Landlord's property upon termination of this Lease and will be relinquished to Landlord in good condition, ordinary wear and tear excepted.

8. LIENS. Tenant agrees to pay before delinquency all costs for work, services or materials furnished to Tenant for the Premises, the nonpayment of which could result in any lien against the Building. Tenant will keep title to the Building free and clear of any such lien. Tenant will immediately notify Landlord of the filing of any such lien or any pending claims or proceedings relating to any such lien and will indemnify and hold Landlord harmless from and against all loss, damages and expenses (including reasonable attorneys' fees) suffered or incurred by Landlord as a result of such lien, claims and proceedings. In case any such lien attaches, Tenant agrees to cause it to be immediately released and removed of record (failing which Landlord may do so at Tenant's sole expense), unless Tenant has a good faith dispute as to such lien in which case Tenant may contest such lien by appropriate proceedings so long as Tenant deposits with Landlord a bond or other security in an amount reasonably acceptable to Landlord and any Lender which may be used by Landlord to release such lien if Tenant's contest is abandoned or is unsuccessful. If Landlord incurs any legal costs in causing the removal of such lien, Tenant will pay all legal costs incurred by Landlord, including, without limitation, Landlord's reasonable attorneys' fees. Upon final determination of any permitted contest, Tenant will immediately pay any judgment rendered and cause the lien to be released.

9.       INSURANCE

9.1      LANDLORD'S INSURANCE.

(a) During the Term as part of the Common Area Expenses, Landlord will provide and keep in force the following insurance for its benefit and the benefit of Lender and Landlord's asset manager or Building manager:

                           (1)    all-risk or fire insurance (including standard
extended coverage endorsement perils, leakage from fire protective devices and other water damage) relating to the Building and the Common Areas (but excluding Leasehold Improvements, Equipment, and Tenant's documents, files, and work products);
                           (2)    loss  of  rental  income insurance  or loss of
insurable gross profits; and

                           (3)    such   other   insurance  (including   boiler,
machinery, earthquake, flood, and commercial general liability insurance) as Landlord reasonably elects to obtain or any Lender requires.

(b) Insurance effected by Landlord under this Section 9.1 will be in amounts which Landlord from time to time reasonably determines sufficient or any Lender requires; will be subject to such deductibles and exclusions as Landlord reasonably determines; will, in the case of insurance under Section 9.1(a)(1), permit the release of Tenant from certain liability under Section 11.1; and will otherwise be on such terms and conditions as Landlord from time to time reasonably determines sufficient.

9.2 TENANT'S INSURANCE. During the Term, Tenant will provide and keep in force the following insurance:

(a) commercial general liability insurance relating to Tenant's business (carried on, in or from the Premises and Common Areas) and Tenant's use and occupancy, for personal and bodily injury and death, and damage to others' property, with limits of not less than $1,000,000 for any one accident or occurrence;

(b) all risk or fire insurance (including standard extended endorsement perils, leakage from fire protective devices and other water damage) relating to Leasehold Improvements, Equipment, inventory and stock-in-trade on a full replacement cost basis in amounts sufficient to prevent Tenant from becoming a coinsurer and subject only to such deductibles and exclusions as Landlord may reasonably approve;

(c) if any boiler or machinery is operated in the Premises, boiler and machinery insurance;

(d) if Tenant operates owned, hired or nonowned vehicles on the Common Areas, automobile liability insurance with limits of not less than $1,000,000 combined bodily injury and property damage; and

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

(e) workers' compensation and employer's liability insurance in any amounts required to comply with applicable Laws.

Landlord, Landlord's Building manager, Landlord's asset manager and any Lender will be named as additional insureds in the policy described in Section 9.2(a), which will include cross liability and severability of interests clauses and will be on an "occurrence" (and not a "claims made") form. Landlord and any Lender will be named as loss payees on Tenant's insurance policy described in
Section 9.2(b). The policies described in Sections 9.2(b) and (c) will permit the release of Landlord from certain liability under Section 11.2. Tenant's insurance policies will be written by insurers that are rated A-IX or better by Best's Rating Guide and licensed in the state in which the Building is located, will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry, and will otherwise be upon such terms and conditions as Landlord from time to time reasonably requires, including limits on Tenant's deductibles. Tenant will file with Landlord, on or before the Commencement Date and at least 10 days before the expiration date of expiring policies, such copies of either current policies or certificates, or other proofs, as may be reasonably required to establish Tenant's insurance coverage in effect from time to time and payment of premiums. Tenant's insurers will agree to give Landlord and all other additional insureds at least 30 days' prior notice of any non-renewal, and at least 10 days' prior notice of any cancellation, of any insurance coverage required by this Section 9.2. If Tenant fails to insure or pay premiums, or to file satisfactory proof as required, Landlord may, upon a minimum of 24 hours' notice, effect such insurance and Tenant will pay to Landlord, on demand, the cost of any premiums paid by Landlord.

10.      DAMAGE OR DESTRUCTION

10.1 TERMINATION OPTIONS. If the Premises or the Building are damaged by fire or other casualty Landlord will, promptly after learning of such damage, notify Tenant in writing of the time necessary to repair or restore such damage, as estimated by Landlord's architect, engineer or contractor (the "Repair Notice"). If the damage renders the Premises or a material part of the Premises untenantable and such Repair Notice states that repair or restoration of all of such damage that was caused to the Premises cannot be completed within 180 days from the date of such damage (or within 30 days from the date of such damage if such damage occurred within the last 12 months of the Term), then Tenant will have the option to terminate this Lease. If such Repair Notice states that repair or restoration of all of such damage that was caused to the Building cannot be completed within 180 days from the date of such damage, or if such damage occurred within the last 12 months of the Term and such Repair Notice states that repair or restoration of all such damage that was caused to the Premises cannot be completed within 30 days from the date of such damage, or if such damage renders more than 50% of the rentable area of the Building untenantable, or if such damage is not insured against by the insurance policies required to be maintained by Landlord according to Section 9.1, then Landlord will have the option to terminate this Lease. Any option to terminate granted above must be exercised by written notice to the other party given within 10 days after Landlord delivers to Tenant the Repair Notice. If either party exercises its option to terminate this Lease, the Term will expire and this Lease will terminate 10 days after notice of termination is delivered; provided, however, that Rent for the period commencing on the date of such damage until the date this Lease terminates will be reduced to the reasonable value of any use or occupation of the Premises by Tenant during such period. If Tenant elects to terminate the Lease, Landlord will be entitled to the proceeds of Tenant's insurance for Leasehold Improvements and Equipment.

10.2 REPAIR OBLIGATIONS. If the Premises or the Building are damaged by fire or other casualty and neither party terminates this Lease according to Section
10.1, then Landlord will repair and restore such damage with reasonable promptness, subject to delays for insurance adjustments and delays caused by matters beyond Landlord's control. However, Landlord will not be required to spend more for such repair and restoration than the insurance proceeds available to Landlord as a result of the fire or other casualty. To the extent Tenant is responsible for insuring Leasehold Improvements, Equipment, and Tenant's inventory and stock-in-trade, Tenant agrees, promptly upon notice from Landlord that Landlord is repairing the Premises or the Building, to file such claims and pursue such repairs to the Premises in order to rebuild the Leasehold Improvements and Equipment to reopen Tenant's business within 20 days after the completion of Landlord's repairs. Landlord will have no liability to Tenant and Tenant will not be entitled to terminate this Lease if Landlord's repairs and restoration are not in fact completed within the estimated time period, provided that Landlord promptly commences and diligently pursues such repairs and restoration to completion. In no event will Landlord be obligated to repair, restore or replace any of the property required to be insured by Tenant according to Section 9.2.

10.3 RENT ABATEMENT. If any fire or casualty damage renders the Premises untenantable and if this Lease is not terminated according to Section 10.1, then Rent will abate beginning on the date of such damage. Such abatement will end on the earlier of 30 days after the date Landlord has substantially completed the repairs and restoration Landlord is required to perform according to Section
10.2 or the date Tenant accepts the Premises for occupancy. Such abatement will be in an amount bearing the same ratio to the total amount of Rent for such period as the untenantable portion of the Premises bears to the entire Premises. In no event will Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from damage caused by fire or other casualty or the repair of such damage, provided however that, to the extent Tenant remains in possession of a portion of the Premises, Landlord will take all reasonable steps to minimize the disruption to Tenant's business and use of such portion of the Premises during the period of repair.

11.      WAIVERS AND INDEMNITIES

11.1 LANDLORD'S WAIVERS. Tenant and its Affiliates will not be liable or in any way responsible to Landlord for, and Landlord waives all claims against Tenant and its Affiliates for, any loss, injury or damage that is insured or required to be insured by Landlord under Section 9.1(a)(1), so long as such loss, injury or damage results from or in connection with this Lease or Tenant's use and occupancy of the Premises.

11.2 TENANT'S WAIVERS. Except to the extent caused by the willful or negligent act or omission or breach of this Lease by Landlord or its agents or employees, Landlord and its Affiliates will not be liable or in any way responsible for, and Tenant waives all claims against Landlord and its Affiliates for, any loss, injury or damage suffered by Tenant or others relating to (a) loss or theft of, or damage to, property of Tenant or others; (b) injury or damage to persons or property resulting from fire, explosion, falling plaster, escaping steam or gas, electricity, water, rain or snow, or leaks from any part of the Building or from any pipes, appliances or plumbing, or from dampness; or (c) damage caused by other tenants, occupants or persons in the Premises or other premises in the Building, or caused by the public or by construction of any private or public work. Landlord and its Affiliates will not be liable or in any way responsible to Tenant for, and Tenant waives all claims against Landlord and its Affiliates for, any loss, injury or damage that is insured or required to be insured by Tenant under Sections 9.2(b) or (c), so long as such loss, injury or damage results from or in connection with this Lease or Landlord's operation of the Building.

11.3 LANDLORD'S INDEMNITY. Subject to Section 11.2 and except to the extent caused by the willful or negligent act or omission or breach of this Lease by Tenant, its subtenants or licensees, or any of their respective agents, employees or invitees, Landlord will indemnify and hold Tenant harmless from and against any and all liability, loss, claims, demands, damages or expenses (including reasonable attorneys' fees) due to or arising out of (a) any accident or occurrence during the Term on or about the Common

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Areas or (b) any willful or negligent act or omission or breach of this Lease by
Landlord or its agents or employees.  Landlord's obligations under this  Section
11.3 will  survive the expiration or early termination of the Term.

11.4 TENANT'S INDEMNITY. Subject to Section 11.1 and except to the extent caused by the willful or negligent act or omission or breach of this Lease by Landlord or its agents or employees, Tenant will indemnify and hold Landlord harmless from and against any and all liability, loss, claims, demands, damages or expenses (including reasonable attorneys' fees) due to or arising out of (a) any accident or occurrence on or about the Premises (including, without limitation, accidents or occurrences resulting in injury, death, property damage or theft) or (b) any willful or negligent act or omission of or breach of this Lease by Tenant, its subtenants or licensees, or any of their respective agents, employees or invitees. Tenant's obligations under this Section 11.4 will survive the expiration or early termination of the Term.

12.      CONDEMNATION

12.1 FULL TAKING. If all or substantially all of the Building or Premises are taken for any public or quasi-public use under any applicable Laws or by right of eminent domain, or are sold to the condemning authority in lieu of condemnation, then this Lease will terminate as of the date when the condemning authority takes physical possession of the Building or Premises.

12.2     PARTIAL TAKING.

(a) LANDLORD'S TERMINATION OF LEASE. If only part of the Building or Premises is thus taken or sold, and if after such partial taking, in Landlord's reasonable judgment, alteration or reconstruction is not economically justified, then Landlord (whether or not the Premises are affected) may terminate this Lease by giving written notice to Tenant within 60 days after the taking.

(b) TENANT'S TERMINATION OF LEASE. If over 20% of the Premises is thus taken or sold and Landlord is unable to provide Tenant with comparable replacement premises in the Building, Tenant may terminate this Lease if in Tenant's reasonable judgment the Premises cannot be operated by Tenant in an economically viable fashion because of such partial taking. Such termination by Tenant must be exercised by written notice to Landlord given not later than 60 days after Tenant is notified of the taking of the Premises.

(c) EFFECTIVE DATE OF TERMINATION. Termination by Landlord or Tenant will be effective as of the date when physical possession of the applicable portion of the Building or Premises is taken by the condemning authority.

(d) ELECTION TO CONTINUE LEASE. If neither Landlord nor Tenant elects to terminate this Lease upon a partial taking of a portion of the Premises, the Rent payable under this Lease will be diminished by an amount allocable to the portion of the Premises which was so taken or sold. If this Lease is not terminated upon a partial taking of the Building or Premises, Landlord will, at Landlord's sole expense, promptly restore and reconstruct the Building and Premises to substantially their former condition to the extent the same is feasible. However, Landlord will not be required to spend for such restoration or reconstruction an amount in excess of the net amount received by Landlord as compensation or damages for the part of the Building or Premises so taken.

12.3 AWARDS. As between the parties to this Lease, Landlord will be entitled to receive, and Tenant assigns to Landlord, all of the compensation awarded upon taking of any part or all of the Building or Premises, including any award for the value of the unexpired Term. However, Tenant may assert a claim in a separate proceeding against the condemning authority for any damages resulting from the taking of Tenant's trade fixtures or personal property, or for moving expenses, business relocation expenses or damages to Tenant's business incurred as a result of such condemnation.

13.      ASSIGNMENT AND SUBLETTING

13.1 LIMITATION. Without Landlord's prior written consent, Tenant will not assign all or any of its interest under this Lease, sublet all or any part of the Premises or permit the Premises to be used by any parties other than Tenant, and its employees, VENDORS, GUESTS, INVITEES, CONTRACT PARTNERS, AND SUBCONTRACTORS.

13.2 NOTICE OF PROPOSED TRANSFER; LANDLORD'S OPTIONS. If Tenant desires to enter into any assignment of this Lease or a sublease of all or any part of the Premises, Tenant will first give Landlord written notice, at least 30 DAYS prior to the proposed assignment or sublease, of the proposed assignment or sublease, which notice will contain (a) the name and address of the proposed transferee,
(b) the proposed use of the Premises if other than the Permitted Use, (c) statements reflecting the proposed transferee's current financial condition and income and expenses for the past two years, and (d) the principal terms of the proposed assignment or sublease. Tenant shall not permit the proposed transferee to occupy the Premises, or a portion thereof, without Landlord's written consent. Except in the case of any transfer permitted under Section 13.7, Landlord will have the option, which must be exercised, if at all, by notice given to Tenant within 30 days after Landlord's receipt of Tenant's notice of the proposed transfer, either (a) if Tenant's notice relates to a subletting, to sublet from Tenant such space as is described in the notice for such portion of the Term as is described in the notice, upon the same terms and conditions and for the same Rent (apportioned, as appropriate, to the amount of such space) as provided in this Lease; or (b) if such notice relates to an assignment, to become Tenant's assignee.

13.3 CONSENT NOT TO BE UNREASONABLY WITHHELD. If Landlord does not exercise its applicable option under Section 13.2, then Landlord will not unreasonably withhold or delay its consent to the proposed assignment or subletting if each of the following conditions is satisfied:

(a) the proposed transferee, in Landlord's REASONABLE opinion, has sufficient financial capacity and business experience to perform Tenant's obligations under this Lease;

(b) the proposed transferee will make use of the Premises which in Landlord's reasonable opinion (1) is lawful; (2) is consistent with the Permitted Use of the Premises under this Lease; (3) is consistent with the general character of uses conducted by the other tenants of the Building; (4) will not increase the likelihood of damage or destruction to the Building; (5) will not increase the rate of wear and tear to the Premises or Common Areas; (6) will not cause an increase in insurance premiums for insurance policies applicable to the Building; and (7) will not constitute a nuisance or disturb or endanger other tenants of the Building or interfere with such other tenant's use of their respective premises;

(c) the proposed transferee does not have a poor reputation in the general business community (such as a reputation for engaging in illegal or unethical business practices);

(d) N/A

(e) the proposed transferee, at the time of the proposed transfer, is NOT a party with whom Landlord is then negotiating for the lease of space in the Building, UNLESS LANDLORD IS UNABLE TO ACCOMMODATE SUCH PARTY;

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(f) at  the time  of the proposed transfer  no "Default"  (as defined in Section
20.1) exists under this Lease; and

(g) the proposed transferee or Tenant will pay Landlord's reasonable costs associated with Landlord's review and approval of the proposed transfer, including, without limitation, attorneys' fees and costs, NOT TO EXCEED $500.00.

13.4 FORM OF TRANSFER. If Landlord consents to a proposed assignment or sublease, Landlord's consent will not be effective unless and until Tenant delivers to Landlord an original duly executed assignment or sublease, as the case may be, that provides, in the case of a sublease, that the subtenant will comply with all applicable terms and conditions of this Lease and, in the case of an assignment, an assumption by the assignee of all of the terms, covenants and conditions which this Lease requires Tenant to perform.

13.5 PAYMENTS TO LANDLORD. If Landlord does not exercise its applicable option under Section 13.2 and Tenant effects an assignment or sublease, then Landlord will be entitled to receive and collect, either from Tenant or directly from the transferee, 50% 100% of the amount by which the consideration required to be paid by the transferee for the use and enjoyment of Tenant's rights under this Lease (after deducting from such consideration Tenant's reasonable costs incurred in effecting the assignment or sublease) exceeds the Rent payable by Tenant to Landlord allocable to the transferred space. Such percentage of such amount will be payable to Landlord at the time(s) Tenant receives the same from its transferee (whether in monthly installments, a lump sum, or otherwise).

13.6 CHANGE OF OWNERSHIP. Any change by Tenant in the form of its legal organization (such as, for example, a change from a general to a limited partnership), any transfer of 51% or more of Tenant's assets, and any other transfer of interest effecting a change in identity of persons exercising effective control of Tenant will be deemed an "assignment" of this Lease requiring Landlord's prior written consent, WHICH SHALL NOT BE UNREASONABLY WITHHELD, CONDITIONED, OR DELAYED. The transfer of any outstanding capital stock of a corporation whose stock is publicly-traded will not, however, be deemed a "transfer of interest" under this Section 13.6.

13.7 PERMITTED TRANSFERS. Tenant may, upon notice to Landlord but without obtaining Landlord's consent, assign this Lease or sublease all or any part of the Premises to a wholly-owned subsidiary of Tenant or the parent of Tenant, providing that the financial statements of the resulting entity are better than, or equal to, those of the initial Tenant.

13.8 EFFECT OF TRANSFERS. No subletting or assignment will release Tenant or any Guarantor from any of its obligations under this Lease unless Landlord agrees to the contrary in writing. Acceptance of Rent by Landlord from any person other than Tenant will not be deemed a waiver by Landlord of any provision of this
Article 13. Consent to one assignment or subletting will not be deemed a consent to any subsequent assignment or subletting. In the event of any default by any assignee or subtenant or any successor of Tenant in the performance of any Lease obligation, Landlord may proceed directly against Tenant without exhausting remedies against such assignee, subtenant or successor. The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord will not work a merger and will, at Landlord's option, terminate all or any subleases or operate as an assignment to Landlord of all or any subleases; such option will be exercised by notice to Tenant and all known subtenants in the Premises.

14. PERSONAL PROPERTY. Tenant may install in the Premises its personal property (including Tenant's usual trade fixtures) in a proper manner, provided that no such installation will interfere with or damage the mechanical, plumbing or electrical systems or the structure of the Building, and provided further that if such installation would require any change, addition or improvement to the Premises, such installation will be subject to Article 7. If no Default then exists, any such personal property installed in the Premises by Tenant (a) may be removed from the Premises from time to time in the ordinary course of Tenant's business or in the course of making any changes, additions or improvements to the Premises permitted under Article 7, and (b) will be removed by Tenant at the end of the Term according to Section 15.1. Tenant will promptly repair at its expense any damage to the Premises and the Building resulting from such installation or removal.

15.      END OF TERM

15.1 SURRENDER. Upon the expiration or other termination of the Term, Tenant will immediately vacate and surrender possession of the Premises broom-clean and in good order, repair and condition, except for ordinary wear and tear. Upon the expiration or other termination of the Term, Tenant agrees to remove (a) all changes, additions and improvements to the Premises the removal of which Landlord requested or approved according to Article 7 at the time Landlord consented to their installation, and (b) all of Tenant's trade fixtures, furnishings, equipment and other personal property. Tenant will pay Landlord on demand the cost of repairing any damage to the Premises or Building caused by the installation or removal of any such items. Any of Tenant's property remaining in the Premises will be conclusively deemed to have been abandoned by Tenant and may be appropriated, stored, sold, destroyed or otherwise disposed of by Landlord without notice or obligation to account to or compensate Tenant, and Tenant will pay Landlord on demand all costs incurred by Landlord relating to such abandoned property.

15.2 HOLDING OVER. Tenant understands that it does not have the right to hold over at any time and Landlord may exercise any and all remedies at law or in equity to recover possession of the Premises, as well as any damages incurred by Landlord, due to Tenant's failure to vacate the Premises and deliver possession to Landlord as required by this Lease. If Tenant holds over after the Expiration Date with Landlord's prior written consent, Tenant will be deemed to be a tenant from month to month, at a monthly Base Rent, payable in advance, equal to 125% of monthly Base Rent payable during the last year of the Term, and Tenant will be bound by all of the other terms, covenants and agreements of this Lease as the same may apply to a month-to-month tenancy. If Tenant holds over after the Expiration Date without Landlord's prior written consent, Tenant will be deemed a tenant at sufferance, at a daily Base Rent, payable in advance, equal to 150% of the Base Rent per day payable during the last year of the Term, and Tenant will be bound by all of the other terms, covenants and agreements of this Lease as the same may apply to a tenancy at sufferance.

16. ESTOPPEL CERTIFICATES. Promptly upon Landlord's request after Tenant has occupied the Premises, Tenant will execute and deliver to Landlord an Occupancy Estoppel Certificate in the form of EXHIBIT C. In addition, Tenant agrees that at any time and from time to time (but on not less than 10 days' prior request by Landlord), Tenant will execute, acknowledge and deliver to Landlord a certificate indicating any or all of the following: (a) the Commencement Date and Expiration Date; (b) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification);
(c) the date, if any, through which Base Rent, Additional Rent and any other Rent payable have been paid; (d) that no default by Landlord or Tenant exists which has not been cured, except as to defaults stated in such certificate; (e) that Tenant has no existing defenses or setoffs to enforcement of this Lease, except as specifically stated in such certificate; (f) provided such events have occurred, that Tenant has accepted the Premises and that all improvements required to be made to the Premises by Landlord have been completed according to this Lease; (g) that, except as specifically stated in such certificate, Tenant, and only Tenant, currently occupies the Premises; and (h) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by Landlord and any prospective purchaser or present or prospective mortgagee, deed of trust beneficiary or ground lessor of all or a portion of the Building.

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17.      TRANSFERS OF LANDLORD'S INTEREST

17.1 SALE, CONVEYANCE AND ASSIGNMENT. Subject only to Tenant's rights under this Lease, nothing in this Lease will restrict Landlord's right to sell, convey, assign or otherwise deal with the Building or Landlord's interest under this Lease.

17.2 EFFECT OF SALE, CONVEYANCE OR ASSIGNMENT. A sale, conveyance or assignment of the Building will automatically release Landlord from liability under this Lease from and after the effective date of the transfer, except for any liability relating to the period prior to such effective date; and Tenant will look solely to Landlord's transferee for performance of Landlord's obligations relating to the period after such effective date. This Lease will not be affected by any such sale, conveyance or assignment and Tenant will attorn to Landlord's transferee.

17.3 SUBORDINATION AND NONDISTURBANCE. This Lease is and will be subject and subordinate in all respects to any Encumbrance. With respect to any Encumbrance first encumbering the Building subsequent to the Date of this Lease, upon Tenant's request, Landlord will use its good faith efforts to cause the Lender to agree (either in the Encumbrance or in a separate agreement with Tenant) that so long as Tenant is not in default of its obligations under this Lease, this Lease will not be terminated and Tenant's possession of the Premises will not be disturbed by the termination or foreclosure, or proceedings for enforcement, of such Encumbrance. While such subordination will occur automatically, Tenant agrees, upon request by and without cost to Landlord or any successor in interest, to promptly execute and deliver to Landlord or any Lender such instrument(s) as may be reasonably required to evidence such subordination. In the alternative, however, any Lender may unilaterally elect to subordinate its Encumbrance to this Lease.

17.4 ATTORNMENT. If the interest of Landlord is transferred to any person (a "Transferee") by reason of the termination or foreclosure, or proceedings for enforcement, of an Encumbrance, or by delivery of a deed in lieu of such foreclosure or proceedings, Tenant will immediately and automatically attorn to the Transferee. Upon attornment this Lease will continue in full force and effect as a direct lease between the Transferee and Tenant, upon all of the same terms, conditions and covenants as stated in this Lease, except that the Transferee will not be: (a) liable for any act or omission of any prior landlord, including Landlord (but such exemption will not excuse the Transferee from the performance of any obligations of the landlord under this Lease required to be performed subsequent to the transfer to the Transferee); (b) subject to any offsets or defenses which Tenant might have against any prior landlord, including Landlord (excluding any express right of abatement granted under this Lease, provided that the Lender who held the Encumbrance the enforcement of which resulted in the transfer to the Transferee (the "Foreclosing Lender") was afforded any notice and cure rights to which it was entitled under Section 21.1 with respect to the matter that gave rise to such express right of abatement); (c) bound by any Rent or advance Rent which Tenant might have paid for more than the current month or the next succeeding month to any prior landlord, including Landlord, and all such Rent will remain due and owing, regardless of such advance payment; (d) obligated for repayment to Tenant of the Security Deposit or any other security or advance rental deposit made by Tenant, except to the extent the same is paid over to the Transferee; or (e) bound by any termination, amendment or modification of this Lease (other than one expressly contemplated by the terms of this Lease and effected according to such express terms, such as termination by Landlord due to a Default by Tenant) made without the written consent of the Foreclosing Lender. Tenant agrees, upon request by and without cost to the Transferee, to promptly execute and deliver to the Transferee such instrument(s) as may be reasonably required to evidence such attornment.

18. RULES AND REGULATIONS. Tenant agrees to faithfully observe and comply with the Rules and Regulations set forth on EXHIBIT D and with all reasonable modifications and additions to such Rules and Regulations (which will be applicable to all Building tenants) from time to time adopted by Landlord and of which Tenant is notified in writing. No such modification or addition will contradict or abrogate any right expressly granted to Tenant under this Lease. Landlord's enforcement of the Rules and Regulations will be uniform and nondiscriminatory, but Landlord will not be responsible to Tenant for failure of any person to comply with the Rules and Regulations.

19. PARKING. If parking is located at the Building, Landlord grants Tenant the right to use its pro rata share of the parking spaces for the Building for the temporary or daily parking of automobiles or similarly sized light trucks or utility vehicles during the Term of this Lease. Tenant's rights to use the Building's parking facilities in which they are located are nonexclusive, will be deemed a license only, and are conditioned upon this Lease being in full force and effect and there being no Default. Tenant will not abuse its privileges with respect to the Building's parking facilities in accordance with Landlord's reasonable directions, including any reasonable Rules and Regulations adopted by Landlord with respect to such use and any signage posted in the Building's parking facilities. In no event will Tenant use more than its pro rata share of the number of parking spaces in the Building's parking facilities for the parking of vehicles by Tenant or any of its agents or employees. However, Tenant's invitees may use any visitor parking spaces available in the Building's parking facilities on an occasional and reasonable basis. Landlord's inability to make any of the parking spaces available at any time during the Term for reasons beyond Landlord's control will not be deemed a default by Landlord giving rise to any claim by Tenant. Landlord reserves the right (but will have no obligation) from time to time to change the number, size, location, shape or arrangement of the Building's parking facilities, designate visitor, handicapped, reserved or loading areas and change the level or grade of parking. Landlord will have no liability to Tenant with respect to Tenant's use of the parking spaces, including any liability for any property that is lost, stolen, damaged or destroyed as a result of or in connection with such use.

20.      TENANT'S DEFAULT AND LANDLORD'S REMEDIES

20.1 DEFAULT. Each of the following events will constitute a material breach by Tenant and a "Default" under this Lease:

(a) FAILURE TO PAY RENT. Tenant fails to pay Base Rent, Tenant's Share of Taxes or Common Area Expenses, or any other Rent payable by Tenant under the terms of this Lease when due, and such failure continues for 5 days after written notice from Landlord to Tenant of such failure; provided that with respect to Base Rent and Common Area Expenses and Taxes, Tenant will be entitled to only two notices of such failure during any Lease Year and if, after two such notices are given in any Lease Year, Tenant fails, during such Lease Year, to pay any such amounts when due, such failure will constitute a Default without further notice by Landlord or additional cure period.

(b) FAILURE TO PERFORM OTHER OBLIGATIONS. Tenant breaches or fails to comply with any other provision of this Lease applicable to Tenant, and such breach or noncompliance continues for a period of 20 days after notice by Landlord to Tenant; or, if such breach or noncompliance cannot be reasonably cured within such 20-day period, Tenant does not in good faith commence to cure such breach or noncompliance within such 20-day period or does not diligently complete such cure within 60 days after such notice from Landlord. However, if such breach or noncompliance causes or results in (1) a dangerous condition on the Premises or Building, (2) any insurance coverage carried by Landlord or Tenant with respect to the Premises or Building being jeopardized, or (3) a material disturbance to another tenant, then a Default will exist if such breach or noncompliance is not cured as soon as reasonably possible after notice by Landlord to Tenant, and in any event is not cured within 30 days after such notice. For purposes of this

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

Section 20.1(b), financial inability will not be deemed a reasonable ground for failure to immediately cure any breach of, or failure to comply with, the provisions of this Lease.

(c)  N/A

(d) TRANSFER OF INTEREST WITHOUT CONSENT. Tenant's interest under this Lease or in the Premises is transferred or passes to, or devolves upon, any other party in violation of Article 13.

(e) EXECUTION AND ATTACHMENT AGAINST TENANT. Tenant's interest under this Lease or in the Premises is taken upon execution or by other process of law directed against Tenant, or is subject to any attachment by any creditor or claimant against Tenant and such attachment is not discharged or disposed of within 15 days after levy.

(f) BANKRUPTCY OR RELATED PROCEEDINGS. Tenant files a petition in bankruptcy or insolvency, or for reorganization or arrangement under any bankruptcy or insolvency Laws, or voluntarily takes advantage of any such Laws by answer or otherwise, or dissolves or makes an assignment for the benefit of creditors, or involuntary proceedings under any such Laws or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for the Premises or for all or substantially all of Tenant's property, and such proceedings are not dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment.

20.2 REMEDIES. Time is of the essence. If any Default occurs, Landlord will have the right, at Landlord's election, then or at any later time, to exercise any one or more of the remedies described below. Exercise of any of such remedies will not prevent the concurrent or subsequent exercise of any other remedy provided for in this Lease or otherwise available to Landlord at law or in equity.

(a) CURE BY LANDLORD. Landlord may, at Landlord's option but without obligation to do so, and without releasing Tenant from any obligations under this Lease, make any payment or take any action as Landlord deems necessary or desirable to cure any Default in such manner and to such extent as Landlord deems necessary or desirable. Landlord may do so without additional demand on, or additional written notice to, Tenant and without giving Tenant an additional opportunity to cure such Default. Tenant covenants and agrees to pay Landlord, upon demand, all advances, costs and expenses of Landlord in connection with making any such payment or taking any such action, including reasonable attorney's fees, together with interest at the rate described in Section 3.5, from the date of payment of any such advances, costs and expenses by Landlord.

(b) TERMINATION OF LEASE AND DAMAGES. Landlord may terminate this Lease, effective at such time as may be specified by written notice to Tenant, and demand (and, if such demand is refused, recover) possession of the Premises from Tenant. Tenant will remain liable to Landlord for damages in an amount equal to the Base Rent, Tenant's Share of Common Area Expenses and Taxes, and other Rent which would have been owing by Tenant for the balance of the Term had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such recovery of possession or reletting. Landlord will be entitled to collect and receive such damages from Tenant on the days on which such Rent would have been payable if this Lease had not been terminated. Alternatively, at Landlord's option, Landlord will be entitled to recover from Tenant, as damages for loss of the bargain and not as a penalty, an aggregate sum equal to (1) all unpaid Base Rent, Tenant's Share of Common Area Expenses and Taxes, and other Rent for any period prior to the termination date of this Lease (including interest from the due date to the date of the award at the rate described in Section 3.5), plus any other sum of money and damages owed by Tenant to Landlord for events or actions occurring prior to the termination date; plus (2) the present value at the time of termination (calculated at the rate commonly called the discount rate in effect at the Federal Reserve Bank of New York on the termination date) of the amount, if any, by which (A) the aggregate of such Rent payable by Tenant under this Lease that would have accrued for the balance of the Term after termination (with respect to Common Area Expenses and Taxes, such aggregate will be calculated by assuming that Common Area Expenses and Taxes for the calendar year in which termination occurs and for each subsequent calendar year remaining in the Term if this Lease had not been terminated will increase by 8% per year over the amount of Common Area Expenses and Taxes for the prior calendar year), exceeds (B) the amount of such Rent which Landlord will receive for the remainder of the Term from any reletting of the Premises occurring prior to the date of the award, or if the Premises have not been relet prior to the date of the award, the amount, if any, of such Rent which could reasonably be recovered by reletting the Premises for the remainder of the Term at the then-current fair rental value, in either case taking into consideration loss of rent while finding a new tenant, tenant improvements and rent abatements necessary to secure a new tenant, leasing brokers' commissions and other costs which Landlord has incurred or might incur in leasing the Premises to a new tenant; plus (3) interest on the amount described in (2) above from the termination date to the date of the award at the rate described in Section 3.5.

(c) REPOSSESSION AND RELETTING. Landlord may reenter and take possession of all or any part of the Premises, without additional demand or notice, and repossess the same and expel Tenant and any party claiming by, through or under Tenant, and remove the effects of both using such force for such purposes as may be necessary, without being liable for prosecution for such action or being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or right to bring any proceeding for breach of covenants or conditions. No such reentry or taking possession of the Premises by Landlord will be construed as an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord or notice given under a forcible entry and detainer statute or similar Laws will constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right, following any reentry or reletting, to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in such notice. After recovering possession of the Premises, Landlord may, from time to time, but will not be obligated to, relet all or any part of the Premises for Tenant's account, for such term or terms and on such conditions and other terms as Landlord, in its discretion, determines. Landlord may make such repairs, alterations or improvements as Landlord considers appropriate to accomplish such reletting, and Tenant will reimburse Landlord upon demand for all costs and expenses, including attorneys' fees, which Landlord may incur in connection with such reletting. Landlord may collect and receive the rents for such reletting but Landlord will in no way be responsible or liable for any failure to relet the Premises or for any inability to collect any rent due upon such reletting. Regardless of Landlord's recovery of possession of the Premises, Tenant will continue to pay on the dates specified in this Lease, the Rent which would be payable if such repossession had not occurred, less a credit for the net amounts, if any, actually received by Landlord through any reletting of the Premises. Alternatively, at Landlord's option, Landlord will be entitled to recover from Tenant, as damages for loss of the bargain and not as a penalty, an aggregate sum equal to (1) all unpaid Base Rent, Tenant's Share of Taxes and Common Area Expenses and other Rent for any period prior to the repossession date (including interest from the due date to the date of the award at the rate described in Section 3.5), plus any other sum of money and damages owed by Tenant to Landlord for events or actions occurring prior to the repossession date; plus (2) the present value at the time of repossession (calculated at the rate commonly called the discount rate in effect at the Federal Reserve Bank of New York on the repossession date) of the amount, if any, by which (A) the

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

aggregate of such Rent payable by Tenant under this Lease that would have accrued for the balance of the Term after repossession (with respect to Common Area Expenses and Taxes, such aggregate will be calculated by assuming that Common Area Expenses and Taxes for the calendar year in which repossession occurs and for each subsequent calendar year remaining in the Term if Landlord had not repossessed the Premises will increase by 8% per year over the amount of Common Area Expenses and Taxes for the prior calendar year), exceeds (B) the amount of such Rent which Landlord will receive for the remainder of the Term from any reletting of the Premises occurring prior to the date of the award, or if the Premises have not been relet prior to the date of the award, the amount, if any, of such Rent which could reasonably be recovered by reletting the Premises for the remainder of the Term at the then-current fair rental value, in either case taking into consideration loss of rent while finding a new tenant, tenant improvements and rent abatements necessary to secure a new tenant, leasing brokers' commissions and other costs which Landlord has incurred or might incur in leasing the Premises to a new tenant; plus (3) interest on the amount described in (2) above from the repossession date to the date of the award at the rate described in Section 3.5. In no event will Landlord be required to pay Tenant any excess amounts if Landlord successfully relets the Premises.

(d) BANKRUPTCY RELIEF. Nothing contained in this Lease will limit or prejudice Landlord's right to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowable by any Laws governing such proceeding in effect at the time when such damages are to be proved, whether or not such amount be greater, equal or less than the amounts recoverable, either as damages or Rent, under this Lease.

21.      LANDLORD'S DEFAULT AND TENANT'S REMEDIES

21.1 DEFAULT. If Tenant believes that Landlord has breached or failed to comply with any provision of this Lease applicable to Landlord, Tenant will give written notice to Landlord describing the alleged breach or noncompliance. Landlord will not be deemed in default under this Lease if Landlord cures the breach or noncompliance within 20 days after receipt of Tenant's notice or, if the same cannot reasonably be cured within such 20-day period, if Landlord in good faith commences to cure such breach or noncompliance within such period and then diligently pursues the cure to completion. Tenant will also send a copy of such notice to any Lender of whom Tenant has been notified in writing, and such Lender will also have the right to cure the breach or noncompliance within the period of time described above.

21.2 REMEDIES. If Landlord breaches or fails to comply with any provision of this Lease applicable to Landlord, and such breach or noncompliance is not cured within the period of time described in Section 21.1, then Tenant may exercise any right or remedy available to Tenant at law or in equity, except to the extent expressly waived or limited by the terms of this Lease.

22.      SECURITY DEPOSIT

22.1 AMOUNT. Upon execution of this Lease, Tenant will deposit the Security Deposit with Landlord. Landlord and Tenant intend the Security Deposit to be used solely as security for Tenant's faithful and diligent performance of all of Tenant's obligations under this Lease. The Security Deposit will remain in Landlord's possession for the entire Term, and Landlord will not be required to segregate it from Landlord's general funds, unless required by Law. Tenant will not be entitled to any interest on the Security Deposit, unless required by Law.

22.2 USE AND RESTORATION. If Tenant fails to perform any of its obligations under this Lease, Landlord may, at its option, use, apply or retain all or any part of the Security Deposit for the payment of (a) any Rent in arrears; (b) any expenses Landlord may incur as a direct or indirect result of Tenant's failure to perform; and (c) any other losses or damages Landlord may suffer as a direct or indirect result of Tenant's failure to perform. If Landlord so uses or applies all or any portion of the Security Deposit, Landlord will notify Tenant of such use or application and Tenant will, within 10 days after the date of Landlord's notice, deposit with Landlord a sum sufficient to restore the Security Deposit to the amount held by Landlord immediately prior to such use or application. Tenant's failure to so restore the Security Deposit will constitute a Default.

22.3 TRANSFERS. Tenant will not assign or encumber the Security Deposit without Landlord's express written consent. Neither Landlord nor its successors or assigns will be bound by any assignment or encumbrance unless Landlord has given its consent. Landlord will have the right, at any time and from time to time, to transfer the Security Deposit to any purchaser or lessee of the Building. Upon any such transfer, Tenant agrees to look solely to the new owner or lessee for the return of the Security Deposit.

22.4 REFUND. Provided that Tenant has fully and faithfully performed all of its obligations under this Lease, Landlord will refund the Security Deposit, or any balance remaining, to Tenant or, at Landlord's option, to the latest assignee of Tenant's interest under this Lease, within 60 days after the expiration or early termination of the Term and Tenant's vacation and surrender of the Premises to Landlord in the condition required by Section 15.1. If Tenant fails to make any final estimated payment of Common Area Expenses and Taxes required by Landlord according to Section 3.2, Landlord may withhold such final payment from the amount of the Security Deposit refund.

23. BROKERS. Landlord and Tenant represent and warrant that no broker or agent negotiated or was instrumental in negotiating or consummating this Lease except the Brokers. Neither party knows of any other real estate broker or agent who is or might be entitled to a commission or compensation in connection with this Lease. Landlord will pay all fees, commissions or other compensation payable to the Brokers to be paid by Landlord according to Section 1.1(r) and Tenant will pay all fees, commissions or other compensation payable to the Brokers to be paid by Tenant according to Section 1.1(r). Tenant and Landlord will indemnify and hold each other harmless from all damages paid or incurred by the other resulting from any claims asserted against either party by brokers or agents claiming through the other party.

24. LIMITATIONS ON LANDLORD'S LIABILITY. Any liability for damages, breach, or nonperformance by Landlord or arising out of the subject matter of, or the relationship created by, this Lease will be collectible only out of Landlord's interest in the Building and no personal liability is assumed by, or will at any time be asserted against, Landlord, its Affiliates, Landlord's Building manager or asset manager, or any of its or their successors or assigns; all such liability, if any, being expressly waived and released by Tenant. Landlord's review, supervision, commenting on or approval of any aspect of work to be done by or for Tenant (under Article 7, EXHIBIT E or otherwise) are solely for Landlord's protection and, except as expressly provided, create no warranties or duties to Tenant or to third parties.

25. NOTICES. All notices required or permitted under this Lease must be in writing and will only be deemed properly given and received (a) when actually given and received, if delivered in person to a party who acknowledges receipt in writing; or (b) one business day after deposit with a private courier or overnight delivery service, if such courier or service obtains a written acknowledgment of receipt; or (c) two business days after deposit in the United States mails, certified mail with return receipt requested and postage prepaid. All such notices must be transmitted by one of the methods described above to the party to receive the notice at, in the case of notices to Landlord, both Landlord's Rent Address and Landlord's Notice Address, and in the case of notices to

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

Tenant,Tenant's Address, or, in either case, at such other address(es) as either party may notify the other of according to this Article 25.

26.      MISCELLANEOUS

26.1 BINDING EFFECT. Each of the provisions of this Lease will extend to bind or inure to the benefit of, as the case may be, Landlord and Tenant, and their respective heirs, successors and assigns, provided this clause will not permit any transfer by Tenant contrary to the provisions of Article 13.

26.2 COMPLETE AGREEMENT; MODIFICATION. All of the representations and obligations of the parties are contained in this Lease and no modification, waiver or amendment of this Lease or of any of its conditions or provisions will be binding upon a party unless in writing signed by such party.

26.3 DELIVERY FOR EXAMINATION. Submission of the form of the Lease for examination will not bind Landlord in any manner, and no obligations will arise under this Lease until it is signed by both Landlord and Tenant and delivery is made to each.

26.4 NO AIR RIGHTS. This Lease does not grant any easements or rights for light, air, or view. Any diminution or blockage of light, air, or view by any structure or condition now or later erected will not affect this Lease or impose any liability on Landlord.

26.5 ENFORCEMENT EXPENSES. Each party agrees to pay, upon demand, all of the other party's costs, charges and expenses, including the fees and out-of-pocket expenses of counsel, agents, and others retained, incurred in successfully enforcing the other party's obligations under this Lease.

26.6 BUILDING PLANNING. At any time after the Date, Landlord may (upon at least 30 days' prior notice) substitute for the Premises other premises in the
Building ("New Premises") provided that the New Premises will contain substantially the same rentable area as the Premises. If Tenant is already occupying the Premises, then Landlord will also pay the reasonable expenses of Tenant's moving from the Premises to the New Premises and for improving the New Premises so that the leasehold improvements in the New Premises are substantially similar to those in the Premises. Such move will be made during evenings, weekends or otherwise so as to incur the least inconvenience to Tenant.

26.7 BUILDING NAME. Tenant will not, without Landlord's consent, use Landlord's or the Building's name, or any facsimile or reproduction of the Building, for any purpose; except that Tenant may use the Building's name in the address of the business to be conducted by Tenant in the Premises. Landlord reserves the right, upon reasonable prior notice to Tenant, to change the name or address of the Building.

26.8 NO WAIVER. No waiver of any provision of this Lease will be implied by any failure of either party to enforce any remedy upon the violation of such provision, even if such violation is continued or repeated subsequently. No express waiver will affect any provision other than the one specified in such waiver, and that only for the time and in the manner specifically stated.

26.9 RECORDING; CONFIDENTIALITY. Tenant will not record this Lease, or a short form memorandum, without Landlord's written consent and any such recording without Landlord's written consent will be a Default. Tenant agrees to keep the Lease terms, provisions and conditions confidential and will not disclose them to any other person without Landlord's prior written consent. However, Tenant may disclose Lease terms, provisions and conditions to Tenant's accountants, attorneys, managing employees and others in privity with Tenant, as reasonably necessary for Tenant's business purposes, without such prior consent.

26.10 CAPTIONS. The captions of sections are for convenience only and will not be deemed to limit, construe, affect or alter the meaning of such sections.

26.11 INVOICES. All bills or invoices to be given by Landlord to Tenant will be sent to Tenant's Address. Tenant may change Tenant's Address by notice to Landlord given according to Article 25. If Tenant fails to give Landlord specific written notice of its objections within 60 days after receipt of any bill or invoice from Landlord, such bill or invoice will be deemed true and correct and Tenant may not later question the validity of such bill or invoice or the underlying information or computations used to determine the amount stated.

26.12 SEVERABILITY. If any provision of this Lease is declared void or unenforceable by a final judicial or administrative order, this Lease will continue in full force and effect, except that the void or unenforceable provision will be deemed deleted and replaced with a provision as similar in terms to such void or unenforceable provision as may be possible and be valid and enforceable.

26.13 JURY TRIAL. LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY LANDLORD OR TENANT AGAINST THE OTHER WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, TENANT'S USE AND OCCUPANCY OF THE PREMISES, OR THE RELATIONSHIP OF LANDLORD AND TENANT. HOWEVER, SUCH WAIVER OF JURY TRIAL WILL NOT APPLY TO ANY CLAIMS FOR PERSONAL INJURY.

26.14 AUTHORITY TO BIND. The individuals signing this Lease on behalf of Landlord and Tenant represent and warrant that they are empowered and duly authorized to bind Landlord or Tenant, as the case may be, to this Lease according to its terms.

26.15 ONLY LANDLORD/TENANT RELATIONSHIP. Landlord and Tenant agree that neither any provision of this Lease nor any act of the parties will be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant. Tenant has only a usufruct not subject to levy and sale and not assignable by Tenant except as set forth in this Lease.

26.16 GOVERNING LAW. This Lease will be governed by and construed according to the laws of the state in which the Building is located.

26.17 EXHIBITS. The following exhibits are attached to and made a part of this Lease by this reference:

                          Exhibit A        Premises
                          Exhibit B        Landlord's Work
                          Exhibit C        Occupancy Estoppel Certificate
                          Exhibit D        Rules and Regulations
                          Exhibit E        Tenant's Work/Construction Guidelines

27. EXISTING LEASE. TENANT IS CURRENTLY IN POSSESSION OF THE PREMISES AS A HOLDOVER UNDER A LEASE AGREEMENT DATED NOVEMBER 18, 1993 BY AND BETWEEN PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, A PREDECESSOR-IN-INTEREST TO LANDLORD, AND TENANT, WHICH EXPIRED ON OR ABOUT FEBRUARY 28, 1999 (THE "EXISTING LEASE"). UPON THE COMMENCEMENT DATE OF THIS LEASE, THE $10,000.00 SECURITY DEPOSIT HELD BY LANDLORD UNDER THE EXISTING LEASE WILL BE CREDITED TO THIS LEASE.

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

         Having read and intending to be bound by the terms and provisions of this Lease, Landlord and Tenant have signed it as of the Date.

                              LANDLORD:

                              PHL-OPCO, LP, a Delaware limited partnership

                              By: PHL-GP, LLC, a Delaware limited liability company, its general partner

                              By: PHL-HOLDCO, LLC, a Delaware limited liability company, its authorized member

/s/ Denise Kim Goodwin             By /s/ Laura L. Hahn
-----------------------               -----------------------------------
Witness                            Name Laura L. Hahn
                                        ---------------------------------
                                   Its Authorized Agent

                              TENANT:

                              ESSEX CORPORATION, a Virginia corporation

                              By /s/ Joseph R. Kurry, Jr.
                                 -----------------------------------
                              Name Joseph R. Kurry, Jr.
                                   ---------------------------------
/s/ Kimbery J. DeChello       Title Vice President/Treasurer
---------------------------         --------------------------------
Witness
                              And By
                                     -------------------------------
                              Name
                                   ---------------------------------
                              Title
---------------------------         --------------------------------
Witness


STATE OF   Maryland                      )
         --------------------------------
                                         ) ss.
COUNTY OF  Howard                        )
          -------------------------------

        This Lease Agreement was acknowledged before me this 6th day of October, 2000 by Joseph R. Kurry, Jr. as VP/Treasurer and Kimberly J. DeChello as Witness of ESSEX CORPORATION, a Virginia corporation.

         WITNESS my hand and official seal.

                                       /s/ Sarah E. Roberts
                                       -----------------------------------
                                       Notary Public  Sarah E. Roberts

         My commission expires:  8/1/02.
                                -------

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



                                    EXHIBIT A
                                    RIVERS 95

                                    PREMISES


(Exhibit A shows a drawing of the Rivers 95 Complex and the Tenants that occupy each Building and/or Suite in such building including square feet for each.)

RWO/06010-007   100300              A-1                              29347.4

                                    EXHIBIT B
                                    RIVERS 95

                          LANDLORD'S WORK/TENANT'S WORK

         1. CONSTRUCTION OBLIGATIONS. Tenant will construct and install interior improvements in the Premises ("LEASEHOLD IMPROVEMENTS"), subject to and in accordance with the conditions and limitations set forth in EXHIBIT E to the Lease.

         2. DELIVERY OF POSSESSION. Tenant is currently in possession of the Premises and acknowledges that the Premises are in good order and satisfactory condition. Tenant accepts the Premises "as is" without any agreements, representations, understandings, or obligations on the part of Landlord to perform any alterations, repairs, or improvements to the Premises, except to provide Landlord's Allowance (defined below).

         3. LANDLORD'S ALLOWANCE. Landlord shall provide Tenant an allowance of $88,275.00 ("Landlord's Allowance"), to be used by Tenant for Tenant's Work, as defined in EXHIBIT E. Tenant shall not be entitled to any refund, offset, credit, or abatement if the cost of Tenant's Work is less than Landlord's Allowance, and Tenant agrees to pay any excess over $88,275.00 for the cost of Tenant's Work. Tenant's Work is subject to Landlord's prior written approval pursuant to Article 7 and EXHIBIT E of the Lease. As a condition to Landlord's payment to Tenant of Landlord's Allowance, Tenant will provide Landlord with an itemized statement of the cost of Tenant's Work, together with sworn owner's and contractor's statements, contractor's affidavits, and partial and final waivers of lien, in such form and content as Landlord may require in order to establish that the cost of all labor, services, and materials furnished in connection with Tenant's Work has been paid in full and to keep the Premises and Building free from all liens and claims. Landlord will reimburse the costs of Tenant's Work within 30 days of receipt of the required documentation. Landlord will not be responsible for the payment to Tenant of any of Landlord's Allowance requested after DECEMBER 31, 2001.

         4. APPLICATION OF ALLOWANCE. Landlord's Allowance will only be applied to the costs of construction (including construction management and supervision fees), permits, design, space planning, engineering, distribution or relocation of sprinklers, electrical, mechanical, lights, cabling, paint, carpet, and for other fees associated with Tenant's Work, including a construction management and supervision fee payable to Landlord, but not to exceed 5% of the cost of Tenant's Work.

         5. APPROVED CONTRACTORS. Notwithstanding anything to the contrary set forth on EXHIBIT E, Tenant agrees to use Landlord's designated architect, electrical and mechanical engineers for preparation of Tenant's Drawings. Further, Tenant agrees to use a contractor approved by Landlord for Tenant's Work.

         6. CONFIRMATION OF COMMENCEMENT DATE. Upon execution of this Lease, Tenant will execute the Occupancy Estoppel Certificate attached as EXHIBIT C to the Lease.

RWO/06010-007   100300            B-1                                29347.4

                                    EXHIBIT C
                                    RIVERS 95

                         OCCUPANCY ESTOPPEL CERTIFICATE

         THIS OCCUPANCY ESTOPPEL CERTIFICATE ("Certificate") is made upon this ____ day of _________________, 2000, by ESSEX CORPORATION, a Virginia corporation (the "Tenant"), with respect to and forming a part of that certain Lease Agreement (the "Lease") dated October 3, 2000, between PHL-OPCO, LP (the "Landlord") and Tenant for approximately 17,655 square feet in the building located at 9150 Guilford Road (the "Premises"), in the complex known as Rivers 95, located at 9130 to 9160 Guilford Road, Columbia, Maryland 21046 (the "Building").

         In consideration of the mutual covenants and agreements stated in the Lease, and intending that this Certificate may be relied upon by Landlord and any prospective purchaser or present or prospective mortgagee, deed of trust beneficiary, or ground lessor of all or a portion of the Building, including, without limitation, General Electric Capital Corporation, Tenant certifies as follows:

         1. Except for those terms expressly defined in this Certificate, all initially capitalized terms will have the meanings stated for such terms in the Lease.

         2. The  Commencement  Date  occurred  on  November  1,   2000  and  the
Expiration Date will occur on October 31, 2005.

         3. Tenant's obligation to make monthly payments of Base Rent under the Lease began (or will begin) on the Commencement Date and is paid current through the date of this Certificate.

         4. Tenant's obligation to make monthly estimated payments of Additional Rent under the Lease began (or will begin) on the Commencement Date and is paid current through the date of this Certificate.

         5. Tenant has accepted the Premises, and all leasehold improvements and other work required to be performed by Landlord under the Lease have been satisfactorily completed.

         6. Tenant has no existing offset, credit, or defense to the payment of any Rent.

         IN WITNESS WHEREOF, Tenant has executed this Certificate as of the day and year first written above.

                                   TENANT:

                                   ESSEX CORPORATION, a Virginia corporation


                                   By
                                     -----------------------------------------
                                   Name
                                       ---------------------------------------
                                   Title
                                        --------------------------------------

RWO/06010-007   100300              C-1                              29347.4

                                    EXHIBIT D
                                    RIVERS 95

                              RULES AND REGULATIONS

         Tenant covenants and agrees to comply with the following rules and regulations as they may be modified or amended during the Term. Landlord will not be responsible to Tenant for the nonperformance of such rules and regulations by any other tenant or occupant of the Building.

         1.  The   sidewalks,   entrances,   passages,   elevators,   elevators,
vestibules, stairways, corridors or hall shall not be obstructed by Tenant or used for any purpose other than ingress and egress to and from the Premises.

         2. No awning or other projections shall be attached to the outside walls of the Premises or the building of which they form, and no curtains, blinds, shades, screens or lights shall be attached to or hung in, or used in connection with any exterior window or exterior door of the Premises without, in each instance, the prior written consent of Landlord.

         3. Tenant shall not place, affix or maintain any showcases, merchandise, security devises, signs or other articles to the exterior of Tenant's Premises or in the Common Areas of the Building without the prior written consent of the Landlord.

         4. No sign, advertisement, display, notice, or other lettering shall be exhibited, inscribed, painted, or affixed on any part of the outside of the Premises or inside, if visible from the outside, or outside the building of which they form a part, and no symbol, design, mark, or insignia adopted by Landlord for the Building or the tenants therein shall be used in connection with the conduct of Tenant's business in the Premises or elsewhere without, in each instance, the prior written consent of Landlord. All such signs, displays, advertisements, and notices of Tenant so approved by Landlord shall be maintained by Tenant in good and attractive condition at Tenant's expense and risk. Tenant shall not use handbills for advertising at the Building.

         5. Tenant shall keep Tenant's display windows illuminated and the signs and exterior lights lighted each day and every day of the Term hereof during the hours designated by Landlord.

         6. No radio or television or other similar devise shall be installed without, in each instance, Landlord's prior written consent. No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds without, in each instance, the prior written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

         7. No loud speakers, television sets, phonographs, radios, musical instruments or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of Landlord.

         8. Tenant shall not make or permit any noise, odor or gases which Landlord deems objectionable to emanate from the Premises. Tenant shall not suffer, allow, or permit any vibration, light, or other effect to emanate from the Premises, or from any machine or other installation therein, or otherwise suffer, allow, or permit the same to constitute a nuisance or otherwise interfere with the safety, comfort, or convenience of Landlord or any of the other tenants or occupants of the Building or their customers, agents, or invitees or any others lawfully in or upon the Building. Upon notice by Landlord to Tenant that any of the aforesaid is occurring, Tenant agrees to forthwith remove or control the same.

         9. Canvassing, soliciting and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same.

         10. All deliveries, loading and unloading of goods, furniture, freight and other large or heavy articles and all other deliveries shall be done only at such times, in the areas and through the areas designated for such purpose by Landlord.

         11. No material shall be placed in the trash boxes, containers or receptacles in the Building unless such material may be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage and will not result in a violation of any law or ordinance governing such disposal. All empty boxes, containers, garbage and other refuse shall be kept in the kind of container specified by Landlord, and shall be placed in the area specified by Landlord and prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost, provided such cost shall be competitive to any similar service available to Tenant. Tenant will not install or cause to be installed any automatic garbage disposal equipment without the prior written consent of Landlord.

         12. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purposes other than those for which they were constructed. No foreign substance of any kind (including sweepings, rubbish, rags, etc.) shall be thrown therein and the expense for any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

         13. If applicable, Tenant shall restrict parking by Tenant, its officers, employees, and agents to employee parking areas designated as employee parking by Landlord, from time to time. Tenant shall furnish Landlord with automobile license plate numbers and the state such plates are issued by, assigned to Tenant's car(s) or those of its employees within five days after taking possession of the Premises and shall thereafter notify Landlord of any changes within five days after such changes occur. If Tenant or its employees shall fail to park their cars in the designated parking areas after giving notice to Tenant, Landlord shall have the right to charge Tenant $10.00 per day per car parked in any parking area other than those designated. Tenant shall require each of its on-Premises employees, as a condition of their employment, to acknowledge in writing each such employee's agreement to abide by all of the rules and regulations established by Landlord with respect to the Building parking lot and employee parking. Tenant shall take such action as is necessary in order to enforce such agreements on behalf of both Landlord and Tenant.

         14. Tenant shall, at Tenant's cost, use such pest extermination contractor as Landlord may direct at such intervals as Landlord may require, provided the cost thereof is competitive to any similar service available to Tenant.

         15. Tenant at its expense shall PERFORM A reasonable window cleaning program and shall not permit window cleaning or other exterior maintenance or janitorial services in and for the Premises to be performed except during reasonable hours designated for such purposes by Landlord.

         16. Tenant shall not install, maintain, or operate any coin or token vending machine or video games, pinball machine or other entertainment devices or any coin operated device for the sale of any goods, wares, merchandise, food, beverages, or services without the prior written consent of Landlord.

RWO/06010-007   100300               D-1                             29347.4

         17. Tenant will assure that the doors of premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off (except heat to the extent necessary to prevent the freezing or bursting of pipes and heat and air conditioning to the extent necessary to prevent the drawing of heated or cooled air) before Tenant or Tenant's employees leave the premises, so as to prevent waste or damage. For any default or carelessness in this regard, Tenant will pay for all injuries sustained by other tenants or occupants of the Building or by Landlord.

         18. Tenant shall not attach or permit to be attached additional locks or similar devices to any door, transom or window of the Premises; change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. If more than two keys for one lock are desired, Landlord will provide upon payment therefor by Tenant at a charge equal to the cost to Landlord of same plus 15% overhead. Tenant, upon termination of its tenancy, shall deliver to the Landlord all keys of offices, rooms and toilet rooms which have been furnished to Tenant or which Tenant shall have had made, in the event of loss of any keys so furnished shall pay Landlord therefor.

         19. Landlord shall have the right to prohibit any advertising by any tenant which in Landlord's opinion, tends to impair the reputation of the Building.

         20. No floors, skylights, or windows that reflect or admit light into the corridors or passageways, or to any other place in the Building, shall be covered or obstructed by any tenant. If Tenant desires blinds or window coverings, they must be of such shade, color, material, and make as shall be prescribed by Landlord (and any awning proposed may be prohibited by Landlord).

         21. No tenant shall do or permit anything to be done in the Premises or the common areas of the Building or the Complex, or bring or keep anything therein, which will in any way increase the rate of fire insurance on the Building or property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon the Premises or Building or any part thereof, or conflict with any of the rules or ordinances of any city, county, state, or federal authority. Tenant shall not be permitted to use or keep in the Building kerosene, camphene, or other burning fluid.

         22. No vehicles will be allowed in the Building, PROVIDED TENANT MAY PERMIT BICYCLES TO BE PARKED IN THE PREMISES.

         23. Tenant will be responsible for any damage to carpeting and flooring as a result of rust or corrosion of file cabinets, water staining from planters, excessive wearing by roller chairs and metal objects.

         24. Landlord may waive any one or more of these rules and regulations for the benefit of any particular tenant or tenants, but no waiver by Landlord will be construed as a waiver of those rules and regulations in favor of any other tenant or tenants, nor prevent Landlord from enforcing any rules and regulations against any or all of the tenants of the Building.

         25. During the last nine months of this Lease, or any renewal or extension thereof, or at any time that Tenant may be in default hereunder, Landlord shall have the right, upon reasonable advance notice, AND IN THE COMPANY OF A REPRESENTATIVE OF TENANT OR OTHERWISE IN COMPLIANCE WITH TENANT'S REASONABLE SECURITY REQUIREMENTS, to enter the Premises at all reasonable times during usual business hours for the purpose of showing the same to prospective tenants. Landlord may also place signs on the exterior of the Premises, or in the windows of the Premises which are visible from the exterior of the Premises, for the purpose of advertising the availability of the Premises for lease.


RWO/06010-007   100300             D-2                               29347.4

                                    EXHIBIT E
                                    RIVERS 95

                      TENANT'S WORK/CONSTRUCTION GUIDELINES

                                    ARTICLE 1
                    GENERAL DESIGN AND CONSTRUCTION CRITERIA

         1.1 Tenant is responsible for letting contracts relating to the construction and installation of the Leasehold Improvements, supervision and completion thereof and payment therefor, procurement of all permits and permissions related thereto, compliance with the requirements of all authorities having jurisdiction and with conditions contained herein, and payment of all fees and charges incurred in connection therewith (collectively, "Tenant's Work"). Tenant will furnish Landlord for Landlord's prior approval names and addresses of all contractors and subcontractors who will perform Tenant's Work, copies of all contracts and subcontracts, and copies of all necessary permits, licenses and approvals.

         1.2 Landlord reserves the right to withhold authorization for Tenant's Work to proceed until furnished with reasonable evidence that Tenant has made provision to pay the full cost of the work and to discharge any liens that may arise therefrom.

         1.3 Tenant will impose and enforce all terms hereof on any architect, engineer, designer, contractor and workmen engaged by Tenant, its contractors and subcontractors.


                                    ARTICLE 2
                             OTHER WORK OF LANDLORD

         Tenant acknowledges that Landlord may be carrying out certain other work in the Premises and the Building at the time that Tenant's Work is being carried on and that such work by Landlord can only be undertaken at the same time as or subsequent to work done by Tenant and that certain work (including correction of deficiencies) may be undertaken or completed subsequent to the Delivery Date.


                                    ARTICLE 3
                                TENANT'S DRAWINGS

         3.1 On or before 30 days before Tenant undertakes Tenant's Work, Tenant will prepare and furnish to Landlord, at Tenant's cost and expense, in compliance with applicable Laws, information describing Tenant's Work in sufficient detail for Landlord to reasonably review the same.

         3.2 After Tenant submits Tenant's Drawings to Landlord, Landlord will have 15 days to approve or disapprove Tenant's Drawings, and in the event Landlord does not approve the same, Landlord will advise Tenant of Landlord's comments to Tenant's Drawings. Failure by Landlord to approve or disapprove Tenant's Drawings within the time limits prescribed herein will constitute a disapproval by Landlord. In the event Landlord disapproves Tenant's Drawings, Tenant will incorporate Landlord's comments into Tenant's Drawings within 10 days from receipt thereof and resubmit the same to Landlord, who will have 10 days to approve or disapprove the revised Tenant's Drawings. In the event Landlord does not approve the same, the procedures set forth herein will be followed until such time as Landlord has approved the revised Tenant's Drawings.

                  Any approval by Landlord of any of Tenant's Drawings will not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of Tenant's Drawings, or the improvements to which they relate, for any reason, purpose or condition, but such approval will merely be the consent of Landlord, as may be required hereunder, in connection with performance of Tenant's Work in accordance with Tenant's Drawings.


                                    ARTICLE 4
                                  TENANT'S WORK

         4.1. At its own expense, Tenant will provide all design, engineering, plans, specifications, drawings, permits, fees, work, labor, skill and equipment required to complete the Premises for occupancy, and will construct the Leasehold Improvements in accordance with Tenant's Drawings, approved in the manner set forth herein.

         4.2 Modifications to the shell building systems and special requirements of Tenant can be considered by Landlord only if applied for at the time Tenant's Drawings are submitted for approval and if they are compatible with the capacity and character of the shell building. Landlord will not be required to grant its consent to allow Tenant's contractor to perform such work unless Tenant agrees to obtain from Landlord's subcontractor(s) originally responsible for the installation of such shell building systems written statements in form satisfactory to Landlord, that Tenant's modifications of such shell building systems will be performed in a good workmanlike manner and specifically affirming the continued validity of any and all warranties and guaranties in effect prior to commencement of Tenant's Work from each such shell building systems subcontractor. Restrictions on mechanical and electrical connections by Tenant may be imposed as reasonably necessary by Landlord to insure that no warranty or guarantee pertaining to the shell building is lost or jeopardized.

         4.3 No construction work will be undertaken or commenced by Tenant until:
                  (a) Tenant's Drawings have been submitted to and approved by Landlord,

                  (b) all necessary building permits and required insurance coverages have been secured and certificates delivered to Landlord,

RWO/06010-007   100300              E-1                              29347.4

                  (c) proper provision has been made by Tenant for payment in full of the cost of the work and a performance bond for the full cost of the work insured by a surety reasonably satisfactory to Tenant has been delivered to Landlord for all amounts in excess of Landlord's Allowance, and

                  (d) Landlord has given written notice that the work can proceed, subject to such reasonable conditions as Landlord may impose.

         4.4 Tenant will proceed with its work expeditiously, continuously, and efficiently, and will complete the same within the time required under the Lease. Failure of Tenant to complete by such date will not prevent commencement of the term of the Lease or commencement of any rental or other charges payable by Tenant under the Lease.

         4.5 Tenant will ensure that all materials, skill and workmanship in Tenant's Work will be of uniformly high quality, not less than building standard, and in accordance with the best standards of practice and any governing codes or regulations. Tenant will have the obligation to timely deliver any materials and equipment and labor to be supplied by Tenant so as not to delay substantial completion of Tenant's Work. Tenant represents and warrants that Tenant's Drawings and the improvements contemplated thereby will be in compliance with applicable building and zoning laws, ordinances, regulations and any covenants, conditions or restrictions affecting the Building, and that the same are in accordance with good engineering and architectural practice, and that Tenant's Drawings are sufficient for issuance of a building permit for the Tenant's Work. Further, Tenant will be responsible for obtaining the certificate of occupancy for the Premises.

         4.6 Tenant will appoint a representative as Tenant's representative with full authority to make decisions and commitments on behalf of Tenant in respect to Tenant's Work and changes therein.

         4.7 All Tenant's Work will be confined to the interior of the Premises unless otherwise approved.


                                    ARTICLE 5
                     TENANT'S ACCESS FOR COMPLETION OF WORK

         5.1 Tenant and its architects, designers, engineers, contractors and workmen employed by Tenant will have access to and non-exclusive use of the Premises to perform Tenant's Work and such other work approved by Landlord as Tenant may desire. In order to ensure that work proceeds efficiently at the Building, Landlord and Landlord's general contractor may from time to time make rules for coordination of all construction work. Tenant will ensure that any architect, engineer, designer, contractor and workmen employed by Tenant is informed of and observes such rules, and prior to commencement of any construction work makes appropriate arrangements with Landlord or Landlord's general contractor, particularly with respect to:

                  (a)      Material handling and hoisting facilities.
                  (b)      Material and equipment storage.
                  (c)      Time and place of deliveries.
                  (d)      Hours of work and coordination of work.
                  (e)      Power, heating and washroom facilities.
                  (f)      Scheduling.
                  (g)      Security.
                  (h)      Clean-up.

         5.2 Tenant will at all times keep the Premises and adjacent areas free from accumulations of waste material or rubbish caused by Tenant's suppliers, contractors or workmen. Landlord may require clean-up on a daily basis and reserves the right to do clean-up at the expense of Tenant if Landlord's reasonable requirements in this regard are not complied with. At the completion of the work, Tenant's contractor will forthwith remove all rubbish and all tools, equipment and surplus materials from and about the Premises and will leave the Premises clean to the satisfaction of Landlord. The final clean-up will include the cleaning of light fixtures, windows, entries and public space affected by the work. Upon completion of Tenant's Work, Tenant will notify Landlord's property manager that Tenant's Work has been completed and is available for inspection for conformance with the approved Tenant's Drawings. Tenant will not occupy the Premises prior to this notification and inspection.

         5.3 Any damage caused by Tenant's contractor or sub-trades to any work of the prime contractor or to any property of Landlord or other tenants will be repaired forthwith to the satisfaction of Landlord by Tenant at Tenant's expense.

         5.4 If Tenant's contractor does not prosecute Tenant's Work properly in accordance with the approved Tenant's Drawings, Landlord, after three days' written notice to Tenant, and without prejudice to any other right or remedy Landlord may have, may remedy the default or make good any deficiencies, and recover the costs incurred therein from Tenant.


                                    ARTICLE 6
                    PERFORMANCE OF TENANT'S WORK BY LANDLORD

         6.1 If Landlord performs any of Tenant's Work hereunder, whether at the request of Tenant or as provided herein to be performed by Landlord at Tenant's cost, or if Landlord performs other work or supplies materials or equipment on the Premises or in the Building by agreement in writing with Tenant, Tenant will pay to Landlord the direct cost thereof to Landlord plus 10% of such cost in respect of coordination by Landlord.

         6.2 Tenant will pay to Landlord any amount payable under Section 6.1 not more than 30 days after receipt of invoice therefor, provided that if requested by Landlord, Tenant will pay to Landlord 35% of the estimated amount thereof at the time Landlord commences such work or orders materials or equipment for such work and will make progress payments to Landlord as the work proceeds in such amounts as Landlord may require.

RWO/06010-007   100300                E-2                            29347.4

                                    ARTICLE 7
                        INSURANCE; PAYMENT DOCUMENTATION

         7.1 Prior to commencement of Tenant's Work, Tenant will obtain, at its sole expense, and maintain during the performance of Tenant's Work, the following insurance coverages in addition to the insurance required under the
Lease:

                  (a) Workers' compensation insurance covering all persons directly employed by Tenant in connection with Tenant's Work and with respect to which death or injury claims could be asserted against Tenant, Landlord, the Building or any interest therein, with limits not less than the maximum required by applicable laws and regulations, together with employer's liability coverage with limits of not less than $250,000 per occurrence.

                  (b) Commercial general liability insurance with combined single limits of not less than $1,000,000, which policy will (1) name as additional insureds Landlord, Landlord's management agent, Lender, and such other persons as Landlord may designate; (2) be written by insurance companies licensed to do business in the state where the Premises is located and reasonably acceptable to Landlord; (3) provide that such policy may not be cancelled by the insurer without giving Landlord at least 30 days prior written notice; (4) protect and insure Landlord and Landlord's management agent on account of any loss or damage arising from injury or death to persons or damage or destruction to property caused by or related to or occurring on (A) the Premises, (B) any act or omission of Tenant, or its respective agents, employees, licensees, invitees or contractors on any portion of the Building, including the Premises, and (C) any breach of Tenant's indemnity obligations hereunder; and (5) include contractual liability coverage insuring the indemnity obligations provided for herein; and

                  (c) All Risk Builders Risk And Casualty Liability insurance in the full amount of the cost of Tenant's Work.

                  Further, Tenant will cause Landlord to be named as an additional insured on the "errors and omissions" policy maintained by each of Tenant's architect and engineer written in limits of not less than $1,000,000 on a per occurrence basis.

         7.2 Tenant will defend, indemnify and hold harmless Landlord and Landlord's management agent from and against any and all losses, damages, costs (including, without limitation, attorneys' fees and court costs), liabilities, causes of action and settlements arising from or related to or in connection with any work performed by or on behalf of Tenant, including injury to persons or damage to property. Anything herein to the contrary notwithstanding, the obligations of Landlord under this Lease (including, without limitation,
Landlord's covenant to perform Landlord's Work), and any covenant, representation, warranty or undertaking made by Landlord in this Lease, will be deemed to exclude any matter to the extent attributable in whole or in part to
(1) architectural, design or engineering defects contained in the Tenant's Drawings or non-compliance of the same with applicable building codes and rules and regulations of governmental authorities having jurisdiction thereof and other applicable laws, (2) errors or omissions or negligent acts of Tenant's architect or engineer and (3) Tenant's Work.

         7.3 Tenant will furnish Landlord with sworn owner's and contractor's statements, contractor's affidavits and partial and final waivers of lien, in such form and content as Landlord may require, in order to establish that the cost of all labor, services and materials furnished in connection with Tenant's Work has been paid in full and to keep the Premises and Building free from all liens and claims.

         7.4 In addition and not in diminution of the requirements set forth in these Construction Guidelines, Tenant will have the obligations to Landlord in connection with construction of the Tenant's Work which a "contractor" has to an "owner" under A.I.A. General Conditions Document A201(1976), and Landlord will have the right to make all decisions reserved therein to be made by the "architect."

         7.5 Landlord's approval of any plans for any modifications, improvements, alterations, additions or installations proposed by Tenant will not constitute a representation that the same will comply with Laws or be fit for any particular purpose; such approval will merely constitute Landlord's consent to construct or install the same in the Premises.


RWO/06010-007   100300                E-3                            29347.4